As filed with the Securities and Exchange Commission on August 14, 2026

1933 Act File No. 333-[●]
1940 Act File No. 811-02363

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2

Check appropriate box or boxes

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	PRE-EFFECTIVE AMENDMENT NO.
[ ]	POST-EFFECTIVE AMENDMENT NO. __

and

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	AMENDMENT NO. 27

Cornerstone Total Return Fund, Inc.

(Registrant Exact Name of as Specified in Charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of Principal Executive Offices)

(866) 668-6558
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	Copies of Communications to:
Jesse Hallee	Thomas R. Westle, Esq.
c/o Ultimus Fund Solutions, LLC	Blank Rome LLP
225 Pictoria Drive, Suite 450	1271 Avenue of the Americas
Cincinnati, OH 45246	New York, NY 10020

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

[ ]	The only securities being registered on the form are being offered pursuant to a dividend or interest reinvestment plan.
[ ]	Any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, (“Securities Act”) other than securities offered in connection with a dividend reinvestment plan.
[ ]	This form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
[ ]	This form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
[ ]	This form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
[ ]	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _______.
[ ]	This form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.
[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[X]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).
[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
[ ]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Cornerstone Total Return Fund, Inc.

[●] Rights for [●] Shares of Common Stock

Cornerstone Total Return Fund, Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its holders of record of shares of common stock (“Common Stock”) (such holders hereinafter referred to as “Stockholders” and the shares of Common Stock, the “Shares”) which Rights will allow Stockholders to subscribe for new Shares (the “Offering”). For every three (3) Rights a Stockholder receives, such Stockholder will be entitled to buy one (1) new Share. Each Stockholder will receive one Right for each outstanding Share it owns on [●] (the “Record Date”). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Stockholders on the Record Date may purchase Shares not acquired by other Stockholders in this Rights offering, subject to certain limitations discussed in this Prospectus. Additionally, if there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its sole discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor additional subscription requests. See “The Offering” below.

The Rights are non-transferable, and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (defined below). The Rights will not be listed for trading on the NYSE American LLC (“NYSE American”), and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE American, subject to the NYSE American being officially notified of the issuance of those Shares. On [●], the last reported net asset value (“NAV”) per Share was $[●] and the last reported sales price per Share on the NYSE American was $[●], which represents a [●]% premium to the Fund’s NAV per Share. The subscription price per Share (the “Subscription Price”) will be 104% of NAV per Share as calculated at the close of trading on the date of expiration of the Offering. The considerable number of Shares that may be issued as a result of the Offering may cause the premium above NAV at which the Fund’s Shares are currently trading to decline, especially if Stockholders exercising the Rights attempt to sell sizeable numbers of shares immediately after such issuance.

STOCKHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND’S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE EXPIRATION DATE. ONCE A STOCKHOLDER SUBSCRIBES FOR SHARES AND THE FUND RECEIVES PAYMENT, SUCH STOCKHOLDER WILL NOT BE ABLE TO WITHDRAW HIS, HER OR ITS SUBSCRIPTION OR CHANGE HIS, HER OR ITS DECISION. THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [●] (THE “EXPIRATION DATE”), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

The offering may substantially dilute the voting power of Stockholders who do not fully exercise their Rights since they will own a smaller proportionate interest in the Fund upon completion of the offering.

The Fund is a diversified, closed-end management investment company. The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in U.S. and non-U.S. companies. There can be no assurance that the Fund’s objective will be achieved.

For more information, please call EQ Fund Solutions (the “Information Agent”) toll free at [●].

Investing in the Fund involves risks. See “Risk Factors” on page [●] of this prospectus.

	Estimated Subscription Price (1)	Estimated Sales Load	Estimated Proceeds to the Fund (2)(3)
Per Share	$[●]	None	$[●]
Total	$[●]	None	$[●]

(1)	Because the Subscription Price will not be determined until after printing and distribution of this prospectus, the “Estimated Subscription Price” above is an estimate of the subscription price based on the Fund’s per-Share NAV at the close of trading on [●]. See “The Offering - Subscription Price” and “The Offering - Payment for Shares.”

(2)	Proceeds to the Fund are before deduction of expenses incurred by the Fund in connection with the Offering, such expenses are estimated to be approximately $[●] or approximately $[●] per Share, if fully subscribed. The calculation of the per Share amount does not take into account the Over-Subscription Shares. Funds received prior to the final due date of this Offering will be deposited in a segregated account pending allocation and distribution of Shares. Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

(3)	Fees and expenses incurred by the Fund in connection with the Offering are estimated to be approximately $[●] or approximately $[●] per Share, if fully subscribed. Proceeds to the Fund, after deduction of such fees and expenses incurred by the Fund in connection with the Offering, are estimated to be approximately $[●] or approximately $[●] per Share, if fully subscribed. The calculation of the per Share amounts indicated above do not take into account the Over- Subscription Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [●].

The Fund’s Shares are listed on the NYSE American under the ticker symbol “CRF.”

Investment Adviser. Cornerstone Advisors, LLC (the “Investment Adviser”) acts as the Fund’s investment adviser. See “Management of the Fund.” As of June 30, 2026, the Investment Adviser managed one other closed-end fund with combined assets with the Fund of approximately $3.1 billion. The Investment Adviser’s address is 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund. A Statement of Additional Information, dated [●] (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”). The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus. You may obtain a free copy of the Statement of Additional Information, the table of contents of which is on page [●] of this prospectus, and other information filed with the SEC, by calling toll free [●] or by writing to the Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by visiting the Fund’s website at www.cornerstonetotalreturnfund.com. The Fund files annual and semi-annual stockholder reports, proxy statements and other information with the SEC. You can obtain this information or the Fund’s Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s website at www.sec.gov.

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund	Cornerstone Total Return Fund, Inc. is a diversified, closed-end management investment company. It was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. The Fund’s Shares are traded on the NYSE American under the ticker symbol “CRF.” As of July 31, 2026, the Fund had 170,263,672 Shares issued and outstanding.*
The Offering

The Fund is issuing non-transferable rights (“Rights”) to its Stockholders as of the close of business on [●] (the “Record Date”) which Rights will allow Stockholders to subscribe for an aggregate of [●] Shares (the “Offering”). For every three (3) Rights a Stockholder receives, such Stockholder will be entitled to buy one (1) new Share at a subscription price equal to 104% of NAV of the Shares as calculated on the Expiration Date (or Extended Expiration Date, as the case may be). Each Stockholder will receive one Right for each outstanding Share he or she owns on the Record Date (the “Basic Subscription”). Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Stockholder as of the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Stockholders as of the Record Date may purchase Shares not acquired by other Stockholders in this Rights offering, subject to certain limitations discussed in this prospectus. Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor additional subscription requests.

Shares will be issued within the 15-day period immediately following the record date of the Fund’s monthly distribution and Stockholders exercising rights will not be entitled to receive such distribution with respect to the shares issued pursuant to such exercise.

The Fund previously conducted a rights offering that expired on May 16, 2025 (the “2025 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2025 Offering, the Fund issued 32,919,670 Shares at a subscription price of $6.97 per Share, for a total offering of $229,450,100.

Prior to the 2025 Offering,the Fund previously conducted a rights offering that expired on June 10, 2022 (the “2022 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2022 Offering, the Fund issued 32,028,301 Shares (10,676,100 Shares of which were Over-Subscription Shares) at a subscription price of $7.95 per Share, for a total offering of 254,624,993.

Prior to the 2022 Offering, the Fund conducted a rights offering that expired on May 14, 2021 (the “2021 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2021 Offering, the Fund issued 20,584,726 Shares (6,833,697 Shares of which were Over-Subscription Shares) at a subscription price of $10.23 per Share, for a total offering of $210,581,747.

*	A 1-for-4 reverse stock split (the "Reverse Stock Split") was announced on October 14, 2014 and became effective on December 29, 2014. All share and per share amounts in this prospectus prior to December 29, 2014 have been adjusted to reflect this Reverse Stock Split.

Prior to the 2021 Offering, the Fund conducted a rights offering that expired on July 20, 2018 (the “2018 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2018 Offering, the Fund issued 15,050,616 Shares (7,525,308 Shares of which were Over-Subscription Shares) at a subscription price of $13.09 per Share, for a total offering of $197,012,563.

Prior to the 2018 Offering, the Fund conducted a rights offering that expired on August 25, 2017 (the “2017 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2017 Offering, which was fully subscribed, the Fund issued 8,798,352 Shares (4,399,176 Shares of which were Over-Subscription Shares) at a subscription price of $13.41 per Share, for a total offering of $117,985,900.

Prior to the 2017 Offering, the Fund conducted a rights offering that expired on October 21, 2016 (the “2016 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2016 Offering, which was fully subscribed, the Fund issued 5,196,240 Shares (2,598,120 Shares of which were Over-Subscription Shares) at a subscription price of $13.69 per Share, for a total offering of $71,136,525.

Prior to the 2016 Offering, the Fund conducted a rights offering that expired on August 14, 2015 (the “2015 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2015 Offering, which was fully subscribed, the Fund issued 3,027,098 Shares (1,513,549 Shares of which were Over-Subscription Shares) at a subscription price of $17.06 per Share, for a total offering of $51,642,292.

Prior to the 2015 Offering, the Fund conducted a rights offering that expired on November 29, 2013 (the “2013 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2013 Offering, which was fully subscribed, the Fund issued 1,723,096 Shares (861,548 Shares of which were Over-Subscription Shares) at a subscription prices of $21.36 per Share, for a total offering of $36,805,331.

Prior to the 2013 Offering, the Fund conducted a rights offering that expired on December 21, 2012 (the “2012 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2012 Offering, which was fully subscribed, the Fund issued 841,130 Shares (279,448 Shares of which were Over-Subscription Shares) at a subscription price of $21.32 per Share, for a total offering of $17,932,897.

Prior to the 2012 Offering, the Fund conducted a rights offering that expired on December 16, 2011 (the “2011 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2011 Offering, which was fully subscribed, the Fund issued 657,003 Shares (328,501 Shares of which were Over-Subscription Shares) at a subscription price of $22.16 per Share, for a total offering of $14,559,175.

Prior to the 2011 Offering, the Fund conducted a rights offering that expired on December 10, 2010 (the “2010 Offering”) and included similar terms and conditions as this Offering. Pursuant to the 2010 Offering, which was fully subscribed, the Fund issued 251,596 Shares (11,588 Shares of which were Over-Subscription Shares) at a subscription price of $28.92 per Share, for a total offering of $7,275,425.

Use of Proceeds from the 2025 Offering, the 2022 Offering, 2021 Offering, 2018 Offering, 2017 Offering, the 2016 Offering, the 2015 Offering, the 2013 Offering, the 2012 Offering, the 2011 Offering, and the 2010 Offering (collectively, the “Prior Rights Offerings”) have been used, and the use of proceeds from the current Offering and any future rights offerings may be used, to maintain the Fund’s Distribution Policy (as defined below) by providing funding for future distributions, which may constitute a return of its Stockholders’ capital.

A “return of capital” is treated as a non-dividend distribution for tax purposes and is not subject to current tax. A return of capital reduces a Stockholder’s tax cost basis (but not below zero) in Fund shares.

How to Exercise Rights	Stockholders may exercise Rights by filling in and signing the reverse side of the Subscription Certificate and delivering the completed and signed Subscription Certificate and payment for the Shares to the Subscription Agent, Equiniti Trust Company, LLC. If you have any questions regarding the Rights, please contact the Information Agent (EQ Fund Solutions) at [●] or your broker or nominee. See “The Offering”
Purpose of the Offering

At a meeting held on August 14, 2026, the Board of Directors considered, in addition to other factors, the success of the Prior Rights Offerings, and determined that the current Offering was in the best interests of the Fund and its Stockholders to increase the assets of the Fund. The primary reasons include:

● The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

● Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise, however, as has been the case with Prior Rights Offerings, a portion of the increase in the Fund’s assets will also be used to maintain the Fund’s managed distribution policy (the “Distribution Policy”)(see discussion below).

● Increasing the Fund’s assets will provide the Fund additional flexibility in maintaining the Fund’s Distribution Policy. This policy permits Stockholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Shares without having to sell Shares. Previously, the Fund’s investments have not provided adequate income to meet the requirements of the Fund’s Distribution Policy, therefore, the Fund has made return of capital distributions to maintain the Fund’s Distribution Policy. Specifically, Stockholders should be aware that: (i) for 2023, 2024 and 2025, a majority of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, (ii) for 2022, substantially all of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, and (iii) for 2021, a portion of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio.

● Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. However, increasing the Fund’s assets results in a benefit to the Fund’s Investment Adviser because the Management fee that is paid to the Investment Adviser increases as the Fund’s net assets increase.

● Because the Offering will increase the Fund’s outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE American.

● The Offering is expected to be anti-dilutive with respect to the net asset value per share, but not to voting, to all Stockholders, including those electing not to participate. The Offering is expected to be “anti-dilutive” with respect to net asset value per share because it is expected that the net asset value per share will increase as a result of the Offering. This expectation is based on the fact that all the costs of the Offering will be borne by the Stockholders whether or not they exercise their Rights, because the Offering price is set at a premium to NAV and the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non- participating Stockholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Stockholders is not materially less than a full exercise of the Basic Subscription amount. Historically, all Prior Rights Offerings have been anti-dilutive with respect to net asset value per share. Stockholders have exercised not only the basic subscription but also a significant percentage of the additional subscription shares offered. The Offering is expected to be dilutive with respect to Stockholder’s voting percentages because Stockholders electing not to participate in the Offering will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Investment Objective and Policies

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in U.S. and non-U.S. companies.

There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective and some of its investment policies are considered fundamental policies and may not be changed without Stockholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategies	The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of large-, mid- and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”).

The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when the Investment Adviser believes that it is appropriate to do so in order to achieve the Fund’s secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Investment Adviser to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest directly in debt securities that are determined by the Investment Adviser to be rated below “BBB” by S&P Global Ratings (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), commonly referred to as “junk bonds.”

The Investment Adviser utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Investment Adviser with respect to the Fund’s portfolio.

The Fund may invest without limitation in other closed-end investment companies and exchange-traded funds (“ETFs”), provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Adviser votes such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund does not and will not invest in any other closed-end funds managed by the Investment Adviser.

The Fund may invest up to 20% of its assets in illiquid U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of the Investment Adviser, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in securities. Therefore, the Fund’s annual portfolio turnover rate is expected to continue to be relatively low, normally ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

Investment Adviser and Fee

Cornerstone Advisors, LLC (the “Investment Adviser”), the investment adviser of the Fund, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2026, the Investment Adviser managed one other closed-end fund with combined assets with the Fund, of approximately $3.1 billion.

The Investment Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund’s average weekly net assets. See “Management of the Fund.”

Administrator and Fund Accounting Agent	Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH (“Ultimus”) serves as the Fund’s administrator and accounting agent. Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus is entitled to receive a base fee each month plus an asset-based fee calculated as a percentage of the Fund's average daily net assets.
Custodian and Transfer Agent	U.S. Bank National Association serves as the Fund’s custodian and Equiniti Trust Company, LLC serves as the Fund’s transfer agent. See “Management of the Fund”.
Closed-End Fund Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the stockholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Although the Fund’s Shares have frequently traded at a premium to its net asset value during the past several years, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Stockholders, the Fund’s Board of Directors, in consultation with the Investment Adviser, may, from time to time, review possible actions to reduce any such discount, including considering open market repurchases or tender offers for the Fund’s Shares. There can be no assurance that the Board of Directors will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share.

In addition, the Fund’s Distribution Policy may continue to be an effective action to counter a trading discount. See “Distribution Policy.”

The Board of Directors may also consider the conversion of the Fund to an open-end investment company. The Board of Directors believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Directors would vote to convert the Fund to an open-end investment company.

Summary of Principal Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following principal risks that you assume when you invest in the Fund.

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, changing economic, political or market conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the equities or other securities markets, adverse investor sentiment or political events. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Governments may respond aggressively to such events, including by closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, which could have negative impacts, and in many cases severe negative impacts, on markets worldwide. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Closed-End Fund Risk. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions. See “Foreign Currency Risk.”

Global Market Risk. An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Managed Distribution Policy Risk. Under the Fund’s Distribution Policy, the Fund makes monthly distributions to Stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to Stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. The Fund adopted the Distribution Policy in 2002, and during recent years the Fund’s distributions have exceeded its Net Earnings. The Fund may use the proceeds of the Offering to maintain the Distribution Policy by providing funding for future distributions, which may constitute a return of capital to Stockholders and lower the tax basis in their Shares which, for the taxable Stockholders, will defer any potential gains until the Shares are sold. For the taxable Stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such Stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the Stockholder’s basis in the shares. The Stockholders would reduce their basis (but not below zero) in the Shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Stockholder’s original investment amount. Any return of capital will be separately identified when Stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund may need to raise additional capital in order to maintain the Distribution Policy.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict and may not result in a favorable pricing opportunity that allows the Investment Adviser to fulfill the Fund’s investment objective. The Investment Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The Investment Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.
Managed Distribution Policy

Effective June 25, 2002, the Fund initiated a fixed monthly distribution to Stockholders. On November 29, 2006, the Distribution Policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in October. The terms of the Distribution Policy will be reviewed and approved at least annually by the Fund’s Board of Directors and can be modified at the Board’s discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, and will be distributed as either short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. As shown on page [●] in the table which identifies the constituent components of the Fund’s distributions under its Managed Distribution Policy for years 2021-2025, (i) a majority of the distributions that the Fund made to its Stockholders for 2023, 2024 and 2025 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, (ii) substantially all of the distributions that the Fund made to its Stockholders for 2022 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, and (iii) a portion of the distributions that the Fund made to its Stockholders for 2021 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio. Although return of capital distributions may not be taxable, such distributions may reduce a Stockholder’s cost basis in his or her Shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Stockholder’s original investment amount. The Fund plans to maintain the Distribution Policy even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution.

On August 1, 2025, the Board of Directors of the Fund determined that the distribution percentage for the calendar year 2026 would remain at 21%, which was the same distribution percentage used in 2025, which was then applied to the net asset value of the Fund at the end of October 2025 to determine the distribution amounts for calendar year 2026. On August 14, 2026, the Board of Directors of the Fund determined that the distribution percentage for the calendar year 2027 would remain at 21%, which will then be applied to the net asset value of the Fund at the end of October 2026 to determine the distribution amounts for calendar year 2027. During 2027, the Board of Directors of the Fund will make a determination regarding the distribution percentage for 2028 which will then be applied to the net asset value of the Fund at the end of October 2027 to determine the distribution amounts for calendar year 2028. The distribution percentage is not a function of, nor is it related to, the investment return on the Fund’s portfolio.

To the extent necessary to meet the amounts distributed under the Fund’s Distribution Policy, portfolio securities, including those purchased with the proceeds of this Offering, may be sold to the extent adequate income is not available. Sustaining the Distribution Policy could require the Fund to raise additional capital in the future.

Although it has no current intention to do so, the Board may terminate this Distribution Policy at any time, and such termination may have an adverse effect on the market price for the Fund’s Shares. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund’s taxable income in any calendar year exceeds the aggregate amount distributed pursuant to the Distribution Policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund’s taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. Dividends and distributions to Stockholders are recorded by the Fund on the ex-dividend date.

Dividend Reinvestment Plan	Unless a Stockholder elects otherwise, the Stockholder’s distributions will be reinvested in additional Shares under the Fund’s dividend reinvestment plan. Stockholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the Stockholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”
Stock Purchases and Tenders	The Board of Directors may consider repurchasing the Fund’s Shares in the open market or in private transactions, or tendering for Shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Directors will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses that you as an investor in the Fund’s Shares will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load	None
Offering expenses (1)	0.05%
Dividend Reinvestment Plan fees	None

Annual Expenses (as a percentage of net assets attributable to the Shares)
Management fees	1.00%
Other expenses (2)	0.12%
Acquired Fund fees and expenses (3)	0.06%
Total Annual Expenses	1.18%

Example (4)

The following example illustrates the hypothetical expenses (including estimated expenses with respect to year 1 of this Offering of approximately $426,000) that you would pay on a $1,000 investment in the Shares, assuming (i) annual expenses of 1.18% of net assets attributable to the Shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$12	$37	$65	$143

(1)	Assuming the Fund will have 227,018,229 Shares outstanding if fully subscribed and Offering expenses to be paid by the Fund are estimated to be approximately $426,000 or approximately $0.002 per Share. If the Offering is not fully subscribed, the Offering expenses percentage (and per Share amount) may increase.

(2)	“Other Expenses” are based upon gross estimated amounts for the current fiscal year and include, among other expenses, administration and fund accounting fees. The Fund has no current intention to borrow money for investment purposes and has adopted a fundamental policy against selling securities short.

(3)	The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”). The Fund’s stockholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

(4)	The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended and the Fund does not intend to utilize any leverage within one year from the effective date of this Registration Statement. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a Stockholder understand the fees and expenses that such Stockholder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

THE FUND

The Fund is a diversified, closed-end management investment company. The Fund was organized as a New York corporation on March 16, 1973. The Fund’s principal office is located c/o Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and its telephone number is (866) 668-6558.

THE OFFERING

Terms of the Offering. The Fund is issuing to Record Date Stockholders (i.e., Stockholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares. Each Record Date Stockholder is being issued one non-transferable Right for every one Share owned on the Record Date. The Rights entitle a Record Date Stockholder to acquire one Share at the Subscription Price for every three Rights held. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, the number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three. Rights may be exercised at any time during the Subscription Period which commences on or about [●] and ends at 5:00 p.m., New York City time, on [●], unless extended by the Fund. See “Expiration of the Offering.” The right to acquire one additional Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the “Basic Subscription.”

In addition to the Basic Subscription, Record Date Stockholders who exercise all of their Rights are entitled to subscribe for Shares which were not otherwise subscribed for by others in the Basic Subscription (the “Additional Subscription Privilege”). If sufficient Shares are not available to honor all requests under the Additional Subscription Privilege, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering (or [●] Shares for a total of [●] Shares) (the “Over-Subscription Shares”) to honor additional subscription requests, with such Shares subject to the same terms and conditions of the Offering. See “Additional Subscription Privilege” below. For purposes of determining the maximum number of Shares a Stockholder may acquire pursuant to the Offering, broker-dealers whose Shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf. The term “Nominee” shall mean, collectively, CEDE & Company (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee. Shares acquired pursuant to the Additional Subscription Privilege are subject to allotment and will be distributed on a pro rata basis if allotment does not exist to fulfill all requests, which is more fully discussed below under “Additional Subscription Privilege.”

SHARES WILL BE ISSUED WITHIN THE 15-DAY PERIOD IMMEDIATELY FOLLOWING THE RECORD DATE OF THE FUND’S MONTHLY DISTRIBUTION AND STOCKHOLDERS EXERCISING RIGHTS WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION WITH RESPECT TO THE SHARES ISSUED PURSUANT TO SUCH EXERCISE.

Rights will be Evidenced by Subscription Certificates. The number of Rights issued to each Record Date Stockholder will be stated on the Subscription Certificates delivered to the Record Date Stockholder. The method by which Rights may be exercised and Shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.” A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT. See “Payment for Shares” below.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without residual value at the Expiration Date (or Extended Expiration Date, as the case may be). The Rights will not be listed for trading on the NYSE American, and there will not be any market for trading Rights. The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE American, subject to the NYSE American being officially notified of the issuance of those Shares.

Purpose of the Offering. At a meeting held on August 14, 2026, the Board considered, in addition to other factors, the success of the Prior Rights Offerings, and determined that the current Offering was in the best interests of the Fund and its existing Stockholders to increase the assets of the Fund and approved the current Offering. The primary reasons include:

-	The Basic Subscription will provide existing Stockholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

-	Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise, however as has been the case with Prior Rights Offerings, a portion of the increase in the Fund’s assets will also be used to maintain the Fund’s Distribution Policy. Since the Fund adopted the Distribution Policy, the Fund’s investments have failed to provide adequate net income or net capital gains to meet the requirements of the Fund’s Distribution Policy and the Fund has made return of capital distributions to maintain its Distribution Policy.

-	Increasing the Fund’s assets will provide the Fund additional flexibility in maintaining the Fund’s Distribution Policy. The Distribution Policy permits Stockholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Shares without having to sell Shares. Stockholders should be aware that: (i) for 2023, 2024 and 2025, a majority of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, (ii) for 2022, substantially all of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, and (iii) for 2021, a portion of the distributions that the Fund made to its Stockholders consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio.

-	Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered. However, increasing the Fund’s assets results in a benefit to the Fund’s Investment Adviser because the Management fee that is paid to the Investment Adviser increases as the Fund’s net assets increase.

-	Because the Offering will increase the Fund’s outstanding Shares, it may increase the number of Stockholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE American.

-	The Board expects the Offering to be anti-dilutive with respect to net asset value per share, but not to voting, to all Stockholders. Those Stockholders electing not to participate will not be diluted, notwithstanding the fact that all the costs of the Offering will be borne by the Stockholders whether or not they exercise their Rights, because the Offering price is set at a premium to NAV and the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non-participating Stockholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Stockholders is not materially less than a full exercise of the Basic Subscription amount. Historically, all Prior Rights Offerings have been anti-dilutive with respect to the net asset value per share. Stockholders have exercised not only the basic subscription but also a significant percentage of the additional subscription shares offered. The Offering is expected to be dilutive with respect to Stockholder’s voting percentages because Stockholders electing not to participate in the Offering will own a smaller percentage of the total number of shares outstanding after the completion of the Offering.

Board Considerations in Approving the Offering. At a meeting held on August 14, 2026, the Board considered the approval of the Offering. In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund’s management at such meeting and discussions at that time. Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and its Stockholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities. In making its determination, the Board considered the various factors set forth in “The Offering - Purpose of the Offering”. The Board also considered a number of other factors, including the success of the 2010 Offering, the 2011 Offering, the 2012 Offering, the 2013 Offering, the 2015 Offering, the 2016 Offering, the 2017 Offering, the 2018 Offering, the 2021 Offering, the 2022 Offering, and the 2025 Offering (collectively, the “Prior Rights Offerings”) and that the Prior Rights Offerings were anti-dilutive to Stockholders with respect to value, the ability of the Investment Adviser to invest the proceeds of the Offering, the Fund’s assets, including those resulting from Prior Rights Offerings, have been used to maintain the Fund’s Distribution Policy because a portion of the assets raised in the rights offering may be utilized to maintain monthly distributions and the potential effect of the Offering on the Fund’s stock price and adherence to the terms of the Fund’s exemptive relief, which restricts a public offering of its common stock. The Board considered that, during the course of each of the Prior Rights Offerings, the Fund’s market price declined, however the Board noted that the Fund continued at all times during the 2025 Offering and all of the time since the 2025 Offering’s conclusion to sell at a premium to NAV, and the current market price, after adjusting for distributions, exceeded the level that it was prior to the 2025 Offering. When considering the potential effect of the Offering on the Fund’s stock price, the Board took into account the 2025 Offering, including the positive impact it had on the Fund’s net asset value per share and the short-term price effect. The Board concluded that the impact on the Fund’s price was uncertain and, regardless of the potential impact, the Offering was in the best interests of the Stockholders. As a result of these considerations, the Board determined that it was appropriate and in the best interest of the Fund and its Stockholders to proceed with the Offering, while continuing with the Distribution Policy.

At a meeting held on August 14, 2026, the Board voted to approve the terms of the Offering. Two of the Fund’s Directors who voted to authorize the Offering are affiliated with the Investment Adviser and, therefore, could benefit indirectly from the Offering. The remaining directors are not “interested persons” of the Fund within the meaning of the 1940 Act. The Investment Adviser may also benefit from the Offering because its fee is based on the assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser might receive as a result of the Offering because it is not known how many Shares will be subscribed for and the proceeds of the Offering will be invested in additional portfolio securities, which will fluctuate in value. It is likely that affiliates of the Investment Adviser who are also Stockholders will participate in the Offering and, accordingly, will receive the same benefits of acquiring Shares as other Stockholders.

There can be no assurance that the Fund or its Stockholders will achieve any of the foregoing objectives or benefits through the Offering.

The Fund may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

Notice of NAV Decline. If the Shares begin to trade at a discount, the Board may make a determination whether to discontinue the Offering, provided that the Fund, as required by the SEC’s registration form, will suspend the Offering until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Stockholders to cancel their exercise of Rights.

The Subscription Price. The Subscription Price for the Shares to be issued under the Offering will be equal to 104% of NAV per Share as calculated at the close of trading on the Expiration Date (or Extended Expiration Date, as the case may be). For example, if the Offering were held using the “Estimated Subscription Price” (i.e., an estimate of the Subscription Price based on the Fund’s per-share NAV at the end of business on [●] ($[●]), the Subscription Price would be $[●] per share ([●]% of $[●]).

Additional Subscription Privilege. If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Record Date Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Record Date Stockholders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed Shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If enough unsubscribed Shares remain after the Basic Subscriptions have been exercised, all additional subscription requests will be honored in full. If there are not enough unsubscribed Shares to honor all additional subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of Shares available in the Offering to honor Additional Subscription Privilege requests (defined above as the “Over-Subscription Shares”), with such Shares subject to the same terms and conditions of the Offering. In the event that the Subscription Price is less than the Estimated Subscription Price, Over-Subscription Shares may be used by the Fund to fulfill any Shares subscribed for under the Basic Subscription. The method by which any unsubscribed Shares or Over-Subscription Shares (collectively, the “Excess Shares”) will be distributed and allocated pursuant to the Additional Subscription Privilege is as follows:

(i)	If there are sufficient Excess Shares to satisfy all additional subscriptions by Stockholders exercising their rights under the Additional Subscription Privilege, each such Stockholder shall be allotted the number of Shares which the Stockholder requested.

(ii)	If the aggregate number of Shares subscribed for under the Additional Subscription Privilege exceeds the number of Excess Shares, the Excess Shares will be allocated to Record Date Stockholders who have exercised all of their Rights in accordance with their Additional Subscription Privilege request.

(iii)	If there are not enough Excess Shares to fully satisfy all Additional Subscription Privilege requests by Record Date Stockholders pursuant to paragraph (ii) above, the Excess Shares will be allocated among Record Date Stockholders who have exercised all of their Rights in proportion, not to the number of Shares requested pursuant to the Additional Subscription Privilege, but to the number of Rights exercised by them under their Basic Subscription Rights; provided, however, that no Stockholder shall be allocated a greater number of Excess Shares than such Record Date Stockholder paid for and in no event shall the number of Shares allocated in connection with the Additional Subscription Privilege exceed 100% of the Shares available in the Offering. The formula to be used in allocating the Excess Shares under this paragraph is as follows: (Rights Exercised by over-subscribing Record Date Stockholder divided by Total Rights Exercised by all over-subscribing Record Date Stockholders) multiplied by Excess Shares remaining.

The percentage of Excess Shares each over-subscriber may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The foregoing allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription are distributed on a pro-rata basis. The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege. The Additional Subscription Privilege may result in additional dilution of a Stockholder’s ownership percentage and voting rights.

The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.

Expiration of the Offering. The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date ([●]), unless extended by the Fund (the “Extended Expiration Date”). Rights will expire on the Expiration Date or Extended Expiration Date, as the case may be, and thereafter may not be exercised.

Method of Exercising Rights. Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

In the event that the Estimated Subscription Price is more than the Subscription Price on the Expiration Date (or Extended Expiration Date, as the case may be), any resulting excess amount paid by a Stockholder towards the purchase of Shares in the Offering will be applied by the Fund towards the purchase of additional Shares under the Basic Subscription or, if such Stockholder has exercised all of the Rights initially issued to such Stockholder under the Basic Subscription, towards the purchase of an additional number of Shares pursuant to the Additional Subscription Privilege. Any Stockholder who desires that such excess not be treated by the Fund as a request by the Stockholder to acquire additional Shares in the Offering and that such excess be refunded to the Stockholder must so indicate in the space provided on the Subscription Certificate.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date, as the case may be). The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If delivering by hand:	If by mail or overnight courier:
Equiniti Trust Company, LLC 55 Challenger Road, Suite 200 Ridgefield Park, New Jersey 07660	Equiniti Trust Company, LLC Operations Center 55 Challenger Road, Suite 200
Attn: Reorganization Department	Ridgefield Park, New Jersey 07660
Attn: Reorganization Department

Subscription Agent. The Subscription Agent is Equiniti Trust Company, LLC, with an address at 28 Liberty Street, 53rd Floor, New York, New York 10005. The Subscription Agent will receive from the Fund an amount estimated to be $75,500, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT, EQ FUND SOLUTIONS, AT [●]; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares. Payment for Shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of Shares intended to be purchased in the Basic Subscription (e.g., the number of Rights exercised divided by three), plus (ii) the number of additional Shares intended to be over-subscribed under the Additional Subscription Privilege. For example, based on the Estimated Subscription Price of $[●] per Share, if a Stockholder receives 300 Rights and wishes to subscribe for 100 Shares in the Basic Subscription, and also wishes to over-subscribe for 50 additional Shares under the Additional Subscription Privilege, such Stockholder would remit payment in the amount of $[●] ($[●] plus $[●]).

Record Date Stockholders who wish to acquire Shares in the Basic Subscription or pursuant to the Additional Subscription Privilege must, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $[●] per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or Extended Expiration Date, as the case may be.

If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed. To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled “Additional Subscription Privilege” above.

PAYMENT MUST ACCOMPANY A SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the Expiration Date or Extended Expiration Date, as the case may be, a confirmation will be sent by the Subscription Agent to each Stockholder (or, if the Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the “Confirmation Date.” The confirmation will show (i) the number of Shares acquired pursuant to the Basic Subscription; (ii) the number of Shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Stockholder to the Fund (i.e., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date (or Extended Expiration Date, as the case may be)) or any excess to be refunded by the Fund to such Stockholder (i.e., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date (or Extended Expiration Date, as the case may be) and the Stockholder indicated on the Subscription Certificate that such excess not be treated by the Fund as a request by the Stockholder to acquire additional Shares in the Offering). Any additional payment required from a Stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Stockholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a Stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to “Equiniti Trust Company, LLC as Subscription Agent”.

Issuance and delivery of certificates for the Shares subscribed for are subject to collection of funds and actual payment by the subscribing Stockholder.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the Shares from the Offering. Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE.

If a Record Date Stockholder who acquires Shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

Holders who hold Shares for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail.

DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE INVESTMENT ADVISER.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date (or Extended Expiration Date, as the case may be). Because uncertified personal checks may take at least five (5) business days to clear, each Record Date Stockholder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares. The Shares purchased pursuant to the Basic Subscription will be delivered to subscribers in book-entry form as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. The Shares purchased pursuant to the Additional Subscription Privilege will be delivered to subscribers in book-entry form as soon as practicable after the Expiration Date (or Extended Expiration Date, as the case may be) and after all allocations have been conducted.

Federal Income Tax Consequences Associated with the Offering. The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse or exercise of such Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering. Each Stockholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes. Each Stockholder should also review the discussion of certain U.S. federal income tax considerations affecting it and the Fund set forth under “Certain Additional Material United States Federal Income Tax Considerations.”

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding Share with respect to which a Right is issued and the term “New Share” shall mean a newly issued Share that Record Date Stockholders receive upon the exercise of their Rights.

For all Record Date Stockholders:

Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such stockholder for federal income tax purposes regardless of whether or not the stockholder makes the below-described election which is available under Section 307(b)(2) of the Code (a “Section 307(b)(2) Election”).

If the fair market value of the Rights distributed to all of the Record Date Stockholders is 15% or more of the total fair market value of all of the Fund’s outstanding Shares on the date of distribution, or if a Record Date Stockholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Stockholder’s federal income tax basis in any Right received pursuant to the Offering for purposes of determining gain or loss on a later sale or exercise of such Rights will be equal to a portion of the Record Date Stockholder’s existing federal income tax basis in the related Old Share determined in the manner described below. If made, a Section 307(b)(2) Election is irrevocable and effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder’s federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received). A Record Date Stockholder must retain a copy of the Section 307(b)(2) Election and the tax return with which the Section 307(b)(2) Election was filed in order to substantiate the use of an allocated basis upon subsequent disposition of the New Shares. Record Date Stockholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

For Record Date Stockholders When the Fair Market Value of Rights Distributed Equals or Exceeds 15% of the Total Fair Market Value of the Fund’s Shares or When Making a 307(b)(2) Election:

Lapse of Rights. If the fair market value of rights distributed equals or exceeds 15% of the total fair market value of the Shares or if a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs (i.e., upon the lapse of any Right received pursuant to this Offering, any portion of the Record Date Stockholder’s U.S. federal income tax basis in such Record Date Stockholder’s Old Share that would have been allocated to such Right if such Right had been sold or exercised rather than allowed to lapse shall continue to be included in the Record Date Stockholder’s U.S. federal income tax basis in such Record Date Stockholder’s Old Share).

Exercise of Rights. If a Record Date Stockholder exercises a Right, the Record Date Stockholder’s existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the date of distribution of such Rights (effectively reducing the Record Date Stockholder’s basis in their Old Share). Upon such exercise of the Record Date Stockholder’s Rights, the New Shares received by the Record Date Stockholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Stockholder’s federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder.

For Record Date Stockholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed is Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Shares:

Lapse of Rights. If the fair market value of the Rights distributed is less than 15% of the total fair market value of the outstanding Shares and a Record Date Stockholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for federal income tax purposes if the Record Date Stockholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights. If a non-electing Record Date Stockholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder’s federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares.

Employee Plan Considerations. Record Date Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Investment Adviser. The Investment Adviser will benefit from the Offering because its fees are based on the average total net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities that will fluctuate in value. However, based on the Estimated Subscription Price of $[●]: (i) if all Rights are exercised in the Basic Subscription, the annual compensation to be received by the Investment Adviser would be increased by approximately $[●] and (ii) if all Rights are exercised in the Basic Subscription and the Fund issues all of the Over-Subscription Shares, the annual compensation to be received by the Investment Adviser would be increased by approximately $[●]. Two of the Fund’s Directors who voted to approve the Offering are “interested persons” of the Investment Adviser within the meaning of the 1940 Act. These Directors, Messrs. Joshua Bradshaw and Ralph Bradshaw, could benefit indirectly from the Offering because of their beneficial interests in the Investment Adviser. The other Directors were aware of the potential benefit to the Investment Adviser (and indirectly to Messrs. Joshua Bradshaw and Ralph Bradshaw), but nevertheless concluded that the Offering was in the best interest of the Fund’s Stockholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering. Any such future rights offerings will be made in accordance with the 1940 Act and the Securities Act. Under the laws of New York, the state in which the Fund is incorporated, under certain circumstances, the Board is authorized to approve rights offerings without obtaining Stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by the fund’s board of directors that such offering would result in a net benefit to the Fund’s existing stockholders.

Use of Proceeds from Prior Rights Offerings. Use of proceeds from the Prior Rights Offerings have been, and the use of proceeds from the current Offering and any future rights offerings, may be used to maintain the Fund’s Distribution Policy by providing funding for future distributions, which may constitute a return of its Stockholders’ capital.

FINANCIAL HIGHLIGHTS

Set forth below is, for each year indicated, per share operating performance data for one share of the Fund’s common stock (“Share”), total investment return, ratios to average net assets and other supplemental data. This information has been derived from the financial statements and market price data for the Fund’s Shares. The financial highlights for the fiscal years ended December 31, 2022, 2023, 2024 and 2025 have been audited by [●], the Fund’s independent registered public accounting firm. For each of the other fiscal years presented, the financial data in the table has been audited by the Fund’s former independent registered public accounting firm, whose reports for such years are included in the related annual reports. The financial statements and notes thereto for the fiscal year ended December 31, 2025, together with the report thereon of [●], are incorporated by reference in the SAI and are available without charge by visiting the Fund’s website at www.cornerstonetotalreturnfund.com, by calling toll free (866) 668-6558 or by writing to the Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

	For the Six Months Ended	For the Years Ended December 31,
	June 30, 2026 (Unaudited)	2025	2024	2023		2022	2021
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period		$6.69	$6.49	$6.24		$9.88	$9.56
Net investment income #		0.02	0.03	0.03		0.02	0.01
Net realized and unrealized gain/(loss) on investments		1.00	1.42	1.64		(2.00)	1.82
Net increase/(decrease) in net assets resulting from operations		1.02	1.45	1.67		(1.98)	1.83

Dividends and distributions to stockholders:
Net investment income		(0.02)	(0.03)	(0.03)		(0.03)	(0.01)
Net realized capital gains		(0.59)	(0.51)	(0.51)		(0.22)	(1.12)
Return-of-capital		(0.79)	(0.71)	(0.88)		(1.83)	(0.71)
Total dividends and distributions to stockholders		(1.40)	(1.25)	(1.42)		(2.08)	(1.84)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering		0.21	—	—		0.42	0.33
Reinvestment of dividends and distributions		0.00+	0.00+	0.00+		0.00+	0.00+
Common stock repurchases		—	—	—		—	—
Total common stock transactions		0.21	0.00+	0.00+		0.42	0.33

Net asset value, end of period		$6.52	$6.69	$6.49		$6.24	$9.88
Market value, end of period		$8.01	$8.69	$7.06		$7.10	$13.75
Total investment return (a)		14.30%	47.90%	23.63	%(b)	(32.11)%	45.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)		$1,049,406	$778,845	$712,751		$638,911	$625,215
Ratio of net expenses to average net assets(b)		1.13%	1.14%	1.15%		1.15%	1.15%
Ratio of net investment income to average net assets (c)		0.36%	0.37%	0.43%		0.31%	0.17%
Portfolio turnover rate		55%	37%	59%		49%	77%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)	Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b)	Expenses do not include expenses of investment companies in which the Fund invests.
(c)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

	For the Years Ended December 31,
	2020	2019		2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.46	$10.15		$13.18	$13.04	$15.05
Net investment income #	0.04	0.10		0.10	0.13	0.15
Net realized and unrealized gain/(loss) on investments	1.21	2.59		(0.94)	2.41	0.83
Net increase/(decrease) in net assets resulting from operations	1.25	2.69		(0.84)	2.54	0.98

Dividends and distributions to stockholders:
Net investment income	(0.04)	(0.10)		(0.10)	(0.12)	(0.15)
Net realized capital gains	(0.58)	(0.43)		(0.32)	(1.33)	(1.08)
Return-of-capital	(1.54)	(1.85)		(2.34)	(1.30)	(2.12)
Total dividends and distributions to stockholders	(2.16)	(2.38)		(2.76)	(2.75)	(3.35)

Common stock transactions:
Anti-dilutive effect due to shares issued:
Rights offering	—	—		0.57	0.35	0.36
Reinvestment of dividends and distributions	0.00+	0.00+		0.00+	0.00+	0.00+
Common stock repurchases	0.01	—		0.00+	—	—
Total common stock transactions	0.01	0.00+		0.57	0.35	0.36

Net asset value, end of year	$9.56	$10.46		$10.15	$13.18	$13.04
Market value, end of year	$11.40	$10.99		$11.11	$15.29	$15.07
Total investment return (a)	30.70%	23.68%		(8.89)%	25.13%	13.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)	$391,374	$415,560		$389,231	$293,792	$170,337
Ratio of net expenses to average net assets(b)	1.19%	1.17	%(c)	1.18%	1.22%	1.33%
Ratio of net investment income to average net assets (d)	0.43%	0.96%		0.86%	0.99%	1.12%
Portfolio turnover rate	104%	46%		57%	71%	64%

#	Based on average shares outstanding.
+	Amount rounds to less than $0.01 per share.
(a)	Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b)	Expenses do not include expenses of investment companies in which the Fund invests.
(c)	Includes the reimbursement of proxy solicitation costs by the Investment Adviser. If these costs had not been reimbursed by the Investment Adviser, the ratio of expenses to average net assets would have been 1.19% for the year ended December 31, 2019.
(d)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.

USE OF PROCEEDS

If fully-subscribed, the net proceeds of the Offering will be approximately $[●] or approximately $[●] per Share. The net proceeds of the Offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the Offering and, to the extent necessary, net proceeds of the Offering will allow the Fund to maintain its Distribution Policy. The Fund currently anticipates being able to invest a substantial portion of the net proceeds within one month after the completion of the Offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate. To the extent adequate income is not available, portfolio securities, including those purchased with proceeds of the Offering, may be sold to meet the amounts distributed under the Fund’s Distribution Policy.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in U.S. and non-U.S. companies. The Fund’s objectives are fundamental and may not be changed without stockholder approval.

Investment Strategies

The Fund’s portfolio, under normal market conditions, will consist principally of the equity securities of large-, mid- and small-capitalization companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs. The Fund may, however, invest a portion of its assets in U.S. dollar denominated debt securities when the Investment Adviser believes that it is appropriate to do so in order to achieve the Fund’s secondary investment objective, for example, when interest rates are high in comparison to anticipated returns on equity investments. Debt securities in which the Fund may invest include U.S. dollar denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Investment Adviser to be suitable for investment by the Fund. The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating, provided, however, that the Fund may not invest directly in debt securities that are determined by the Investment Adviser to be rated below “BBB” by S&P or Moody’s, commonly referred to as “junk bonds.”

The Investment Adviser utilizes a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Investment Adviser with respect to the Fund’s portfolio.

The Fund may invest without limitation in other closed-end investment companies and ETFs, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a stockholder in an investment company in which it invests, the Investment Adviser votes such shares in the same general proportion as shares held by other stockholders of that investment company. The Fund does not and will not invest in any other closed-end funds managed by the Investment Adviser.

The Fund may invest up to 20% of its assets in illiquid U.S. securities. The Fund will invest only in such illiquid securities that, in the opinion of the Investment Adviser, present opportunities for substantial growth over a period of two to five years.

The Fund’s investment policies emphasize long-term investment in securities. Therefore, the Fund’s annual portfolio turnover rate is expected to continue to be relatively low, normally ranging between 10% and 90%. Higher portfolio turnover rates resulting from more actively traded portfolio securities generally result in higher transaction costs, including brokerage commissions and related capital gains or losses.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Directors without Stockholder vote.

Although the Fund does not anticipate having any securities lending income during the current calendar year, the Fund may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate. Such investments may include, without limitation and as permitted under the 1940 Act, money market funds, U.S. Treasury and U.S. agency securities, municipal bonds, repurchase agreements and bank accounts. Many of the considerations entering into the Investment Adviser’s recommendations and the portfolio managers' decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund may borrow money to purchase securities provided that the amount borrowed does not exceed 20% of its total assets (including the amount borrowed) at the time of borrowing and for temporary or emergency purposes in an amount not exceeding 5% of its total assets (including the amount borrowed) at the time of borrowing. The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares. The Fund also may borrow money in amounts not exceeding 10% of its total assets (including the amount borrowed) for temporary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts). In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

Portfolio Investments

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro-rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Securities

The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs), exchange-traded funds (“ETFs”) and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Investment Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities), and ETFs as described below.

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, IDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income. See “Certain Additional Material United States Federal Income Tax Considerations.”

Emerging Market Securities

The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by a board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Other Securities

Although it has no current intention do so to any material extent, the Investment Adviser may determine to invest the Fund’s assets in some or all of the following securities from time to time.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities, and in investment companies holding such instruments. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar- denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest directly in debt securities rated below investment grade (i.e., securities rated lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or lower than “BBB” by S&P Global Ratings (“S&P”), or their equivalent as determined by the Investment Adviser. These securities are commonly referred to as “junk bonds.” The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Convertible Securities

The Fund may invest in convertible securities and in investment companies holding such instruments. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 20% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Directors.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Directors. The Board of Directors monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 20% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Repurchase Agreements

The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which the Investment Adviser considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Investment Adviser monitors the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the principal risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors. The Fund bears these risks directly and indirectly through its investments in other investment companies.

Risks Related to the Offering

Decline in Trading Price. If the Fund’s trading price declines below the Subscription Price, you will suffer an immediate unrealized loss.

Value versus Subscription Price. The Subscription Price was not determined based on established criteria for valuation, such as expected future performance, cash flows or financial condition. You should not rely on the Subscription Price to bear a relationship to those criteria or to be a guarantee of the value of the Fund.

Termination of Offering. The Fund’s Board of Directors may terminate the offering at any time. If the decision is made to terminate the offering, the Fund has no obligation to you except to return, without interest, your subscription payments.

Rejection of Exercise of Subscription Rights. Rights holders who desire to purchase shares in the offering must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date of the offering, unless extended. If you are a beneficial owner of shares of common stock, you must act promptly to ensure that your broker, custodian bank or other nominee acts for you and that all required forms and payments are actually received by the Subscription Agent before the Expiration Date. The Fund will not be responsible if your broker, custodian or nominee fails to ensure that all required forms and payments are actually received by the Subscription Agent before the Expiration Date. If you fail to complete and sign the required subscription forms, send an incorrect payment amount or otherwise fail to follow the subscription procedures that apply to your exercise in the offering, the Subscription Agent may, depending on the circumstances, reject your subscription or accept it only to the extent of the payment received. Neither the Fund nor the Subscription Agent undertakes to contact you concerning an incomplete or incorrect subscription form or payment, nor is the Fund under any obligation to correct such forms or payments. The Fund has the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

Dilution of Ownership and Voting Interest. As a result of the terms of this offer, Stockholders who do not fully exercise their Rights will, upon completion of this offer, (i) own a smaller proportional interest in the Fund than they owned prior to the offer and (ii) have a smaller proportional voting interest in the Fund than they had prior to the offer.

Principal Risks

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, changing economic, political or market conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the equities or other securities markets, adverse investor sentiment or political events. The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Governments may respond aggressively to such events, including by closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, which could have negative impacts, and in many cases severe negative impacts, on markets worldwide. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 outbreak in 2020, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

Issuer Specific Changes. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Closed-End Fund Risk. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Common Stock Risk. The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions. See “Foreign Currency Risk.”

Global Market Risk. An investment in Fund shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Managed Distribution Policy Risk. Under the Fund’s Distribution Policy, the Fund makes monthly distributions to Stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to Stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. The Fund adopted the Distribution Policy in 2002, and during recent years the Fund’s distributions have exceeded its Net Earnings. The Fund may use the proceeds of the Offering to maintain the Distribution Policy by providing funding for future distributions, which may constitute a return of capital to Stockholders and lower the tax basis in their Shares which, for the taxable Stockholders, will defer any potential gains until the Shares are sold. For the taxable Stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such Stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the Stockholder’s basis in the shares. The Stockholders would reduce their basis (but not below zero) in the Shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Stockholder’s original investment amount. Any return of capital will be separately identified when Stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. The Fund may need to raise additional capital in order to maintain the Distribution Policy.

The following table is provided to demonstrate the historical components of the Distribution Policy. The average annual returns indicated below include the return of Stockholders’ capital invested in the Fund. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of its managed distributions or from the terms of the Distribution Policy. The Fund’s managed distribution rates do not correlate to the Fund’s total return based on NAV because the Fund’s Distribution Policy maintains a stable, high rate of distribution to its Stockholders, and such distributions are not tied to the Fund’s investment income or capital gains and do not represent yield or investment return on the Fund’s portfolio.

Cornerstone Total Return Fund, Inc.

Managed Distributions Paid and NAV Returns from 2021 through 2025

Years	NAV Per Share	Average Annual Return*	Average Annual Return**	Managed Distribution Per Share	Return-of-Capital Distribution	Capital Gains Distribution	Net Investment Income Distribution	Gross Expense Ratios
2021	$9.88	24.67%	23%	$1.84	$0.71	$1.12	$0.01	1.15%
2022	6.24	(16.96)	(15.78)	2.08	1.83	0.22	0.03	1.15
2023	6.49	29.31	26.56	1.42	0.88	0.51	0.03	1.15
2024	6.69	23.86	22.26	1.25	0.71	0.51	0.03	1.14
2025	6.52	20.85	18.41	1.40	0.79	0.59	0.02	1.13

*	Includes the reinvestments of distributions in accordance with the operations of Fund’s distribution reinvestment plan.
**	Includes distributions received but not reinvested.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict and may not result in a favorable pricing opportunity that allows the Investment Adviser to fulfill the Fund’s investment objective. The Investment Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Investment Adviser, the Investment Adviser may not be able to hire qualified replacements or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. The Investment Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Other Investment Company Securities Risk. The Fund may invest in the securities of other closed-end investment companies and in ETFs. Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Stockholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company. There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Although the Fund currently does not intend to use financial leverage, the securities of other investment companies in which the Fund invests may be leveraged, which will subject the Fund to the risks associated with the use of leverage. Such risks include, among other things, the likelihood of greater volatility of the net asset value and market price of such shares; the risk that fluctuations in interest rates on the borrowings of such investment companies, or in the dividend rates on preferred shares that they must pay, will cause the yield on the shares of such companies to fluctuate more than the yield generated by unleveraged shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of such shares than if such companies did not use leverage, which may result in a greater decline in the market price of such shares.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Credit Risk. Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Cybersecurity Risk. The use of technologies by the Fund’s service providers to conduct Fund related business makes the Fund susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Investment Adviser or the Fund’s administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund stockholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Illiquid Securities. The Fund may invest up to 20% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Investment in Small- and Mid- Capitalization Companies. The Fund may invest in companies with small- or mid-sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Leverage Risk. Utilization of leverage is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock and potentially more volatility in the market value of the common stock. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Stockholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful.

Market Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of the payment of certain costs of the Offering. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Portfolio Turnover Risk. The Investment Adviser cannot predict the Fund’s securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will normally range between 10% and 90% under normal market conditions. However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Preferred Securities Risk. Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Certain Additional Material United States Federal Income Tax Considerations.”

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code, provided, however, the Fund may designate certain dividends from a REIT as “Section 199A dividends,” which may be taxed to individual Stockholders and other non-corporate Stockholders at a reduced effective U.S. federal income tax rate depending on whether certain requirements are satisfied. Investors should see the discussion under the heading “Certain Additional Material United States Federal Income Tax Consequences” for more information relating to Section 199A dividends.

The Fund’s investment in REITs may include an additional risk to Stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to Stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a Stockholder’s basis in the Fund shares, such Stockholder will generally recognize capital gain.

Repurchase Agreement Risk. The Fund does not enter into nor does it currently intend to enter into repurchase agreements, however, if the Fund were to enter into repurchase agreements, the Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material. Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities. The Fund does not anticipate having any securities lending income during the current calendar year.

LISTING OF SHARES

The Fund’s Shares trade on the NYSE American under the ticker symbol “CRF,” and are required to meet the NYSE American’s continued listing requirements.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. There are eight Directors of the Fund, two of whom are “interested persons” (as defined in the 1940 Act) of the Fund. The Directors are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Investment Adviser. The name and business address of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Directors, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Cornerstone Advisors, LLC (the “Investment Adviser”), 1075 Hendersonville Road, Suite 250, Asheville, North Carolina 28803, is a limited liability company organized under the laws of North Carolina and serves as the Fund’s investment adviser. The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser manages one other closed-end fund with combined assets under management with the Fund of approximately $3.1 billion, as of June 30, 2026.

Under the general supervision of the Fund’s Board of Directors, the Investment Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Investment Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Investment Adviser compensates all Directors and officers of the Fund who are members of the Investment Adviser’s organization and who render investment services to the Fund, and will also compensate all other Investment Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Investment Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.00% of the average weekly net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

The Board of Directors annually considers the continuance of the Investment Management Agreement. A discussion regarding the basis for the Board of Directors’ approval on February 13, 2026 of the continuance of the Investment Management Agreement between the Fund and the Investment Adviser will be available in the Fund’s semi-annual report to Stockholders for the six-month period ended June 30, 2026.

During the last three fiscal years, the Fund paid the Investment Adviser the following amounts as compensation:

	Fiscal Year Ended December 31,
	2025	2024	2023
Management Fees Earned	$9,128,712	$7,595,750	$6,814,640
Management Fees Paid	$9,128,712	$7,595,750	$6,814,640

Portfolio Managers

Messrs. Daniel W. Bradshaw, Joshua G, Bradshaw, Ralph W. Bradshaw, and Nicholas R. Birk are the Fund’s portfolio managers (the “Portfolio Managers”).

Mr. Nicholas R. Birk has acted as portfolio manager since October 2025. Mr. Birk is Chief Investment Officer of Cornerstone Advisors, LLC (since October 2025). Mr. Birk served as a portfolio manager at Allspring Global Investments (November 2021 - September 2025) and as a senior research analyst at Wells Fargo Asset Management (May 2013 - October 2021). Mr. Birk serves as a portfolio manager (since October 2025) of Cornerstone Strategic Investment Fund, Inc.

Mr. Ralph W. Bradshaw has acted as portfolio manager since 2002. Mr. Ralph W. Bradshaw is President and was Chief Executive Officer (May 2019 - December 2024) of Cornerstone Advisors, LLC and serves as Chairman of the Board and Vice President (since November 2025) of the Fund and Cornerstone Strategic Investment Fund, Inc.

Mr. Joshua G. Bradshaw has acted as portfolio manager since 2018. Mr. Joshua G. Bradshaw is the Chief Executive Officer (since January 2025), was the Chief Operating Officer (May 2023 - December 2024) and was a Vice President (June 2019 - April 2023) of Cornerstone Advisors, LLC and serves as a Vice Chairman (since May 2025) and President (since November 2025) of the Fund and Cornerstone Strategic Investment Fund, Inc.

Mr. Daniel W. Bradshaw has acted as portfolio manager since 2018. Mr. Daniel W. Bradshaw was the Chief Investment Officer (May 2023 - September 2025) and was a Vice President (June 2019 - April 2023) of Cornerstone Advisors, LLC and serves as an Assistant Secretary of the Fund and Cornerstone Strategic Investment Fund, Inc.

The Portfolio Managers have the primary responsibility for carrying out the management of the Fund’s portfolio of securities. The Investment Adviser may assign additional portfolio managers. The Statement of Additional Information provides additional information about the Portfolio Managers: (i) compensation, (ii) other accounts managed, and (iii) ownership of securities in the Fund.

Administrator and Fund Accounting Agent

Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH (“Ultimus”) serves as the administrator and funding accounting agent to the Fund. Under the fund accounting and administration agreement with the Fund, Ultimus is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus is entitled to receive a base fee each month plus an asset-based fee calculated as a percentage of the Fund's average daily net assets.

Custodian and Transfer Agent

U.S. Bank N.A., located at 1555 Rivercenter Drive, Milwaukee, WI 53212, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

Equiniti Trust Company, LLC, with an address at 28 Liberty Street, 53rd Floor, New York, New York, 10005, serves as the transfer agent and dividend paying agent of the Fund.

Fund Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund is not obligated to pay the fees of any Director of the Fund who is affiliated with the Investment Adviser.

Ultimus is obligated to pay expenses associated with providing the services contemplated by the fund accounting and administration agreement, including compensation of and office space for Ultimus’ officers and employees and administration of the Fund. The Fund is not obligated to pay the fees of any Director or officer of the Fund who is affiliated with Ultimus.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) printing costs, including the costs of printing proxy statements and reports to stockholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Dividend Reinvestment Plan, (iv) fees and expenses of independent Directors, (v) membership fees in trade associations, (vi) fidelity bond coverage for the Fund’s officers and Directors, (vii) errors and omissions insurance for the Fund’s officers and Directors, (viii) brokerage costs and listing fees and expenses charged by NYSE American, (ix) taxes and (x) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the Offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares.

The Fund’s annual operating expenses for the fiscal year ended December 31, 2025 were approximately $10.3 million. No assurance can be given, in light of the Fund’s investment objectives and policies, however, that future annual operating expenses will not be substantially more or less than this estimate.

Offering expenses relating to the Fund’s Shares, estimated at approximately $426,000 will be payable upon completion of the Offering and will be deducted from the proceeds of the Offering.

The Investment Management Agreement authorizes the Investment Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the NYSE American (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Investment Adviser, as the Valuation Designee. The Fund’s investments in closed-end funds or ETFs whose shares are listed on a national securities exchange are valued using the market price at the close of the NYSE American or such other exchange on which they are listed. Private funds and non-traded closed-end funds are fair valued based on the Fund’s fair valuation policies and procedures. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE American at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issuers held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per Share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of Shares outstanding.

Readily marketable portfolio securities listed on the NYSE American are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE American on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Investment Adviser, as the Valuation Designee, shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE American but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Investment Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Investment Adviser, as the Valuation Designee, deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Investment Adviser, as the Valuation Designee, believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

The Fund initiated a fixed, monthly distribution to stockholders in 2002 which, with interim adjustments and extensive disclosure, continues to be a high-level managed distribution policy. The Distribution Policy has been maintained through the historic economic volatility, increased regulatory scrutiny and challenging markets of the intervening years.

During recent years, the Fund’s investments made in accordance with its objective have failed to provide adequate income to meet the requirements of the Distribution Policy. Nevertheless, the Board continues to believe that the Fund’s objective and strategy are complementary to the Fund’s commitment, through the Distribution Policy, to provide regular distributions which increase liquidity and provide flexibility to individual Stockholders. The Investment Adviser seeks to achieve net investment returns that exceed the amount of the Fund’s managed distributions, although there is no guarantee that the Investment Adviser will be successful in this regard.

What are the features of the Distribution Policy?

The Distribution Policy provides a regular monthly distribution to Stockholders that is adjusted through an annual resetting of the monthly distribution amount per share based on the Fund’s net asset value on the last business day in October. The terms of the Distribution Policy have been reviewed and are approved at least annually by the Fund’s Board and can be modified at the Board’s discretion. To the extent that distributions exceed the current Net Earnings of the Fund, the balance of the amounts paid out will be generated from sales of portfolio securities held by the Fund and will be distributed either as short-term or long-term capital gains or a tax-free return-of- capital. Although return of capital distributions may not be taxable, such distributions may reduce a Stockholder’s cost basis in his or her Shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Stockholder’s original investment amount. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio. As shown on page [●] in the table which identifies the constituent components of the Fund’s distributions under its Managed Distribution Policy for years 200-2024, (i) a majority of the distributions that the Fund made to its Stockholders for 2023, 2024 and 2025 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio, (ii) substantially all of the distributions that the Fund made to its Stockholders for 2022 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio and (iii) a portion of the distributions that the Fund made to its Stockholders for 2021 consisted of a return of its Stockholders’ capital, and not of income or gains generated from the Fund’s investment portfolio. A return-of-capital distribution reduces the tax basis (but not below zero) of an investor’s shares in the Fund. The Fund plans to maintain the Distribution Policy even if a return-of-capital distribution would exceed an investor’s tax basis and therefore be a taxable distribution. The Board currently plans to maintain this Distribution Policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to Stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate the Distribution Policy at any time and such termination may have an adverse effect on the market price for the Fund’s Shares.

What are the benefits of the Distribution Policy?

The Distribution Policy historically has maintained a stable, high rate of distribution. The Board remains convinced that the Fund’s Stockholders are well served by a policy of regular distributions which increase liquidity and provide flexibility to individual Stockholders in managing their investments. Stockholders have the option of reinvesting all or a portion of these distributions in additional Shares through the Fund’s dividend reinvestment plan or receiving them in cash. For more information regarding the Fund’s dividend reinvestment plan, Stockholders should carefully read the description of the dividend reinvestment plan contained in the Fund’s Reports to Stockholders.

What are the risks of the Distribution Policy?

The Fund makes level distributions on a monthly basis and these distributions are not tied to the Fund’s net investment income and capital gains and may not represent yield or investment return on the Fund’s portfolio. Under the Distribution Policy, the Fund makes monthly distributions to Stockholders at a rate that may include periodic distributions of its Net Earnings or a return of capital. As noted above, Stockholders have the option of reinvesting all or a portion of these distributions in additional shares of the Fund through the Fund’s dividend reinvestment plan or receiving them in cash. In any fiscal year where total cash distributions exceed Net Earnings and unrealized gain or loss for the year, such excess will decrease the Fund’s total assets and, as a result, will have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings and unrealized gain or loss for years from the Fund’s portfolio would not be great enough to fully offset the amount of cash distributions paid to Fund stockholders. If this were to be the case, the Fund’s assets would be partially reduced by an equal amount, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may need to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, the cash used to make distributions will not be available for investment pursuant to the Fund’s investment objective.

Funds maintain varying degrees of cash levels pursuant to market conditions and the judgment of the portfolio managers. In addition, portfolio managers must raise cash periodically to cover operating expenses. For any fund, to the extent that cash is held at any given time for operating expenses or other purposes, it will not be available for investment pursuant to that fund’s investment objective. In addition to these general cash requirements, a fund’s distribution policy may also require that securities be sold to raise cash for those stockholders who elect to take cash distributions rather than reinvest in shares of the fund, in which case, it will also not be available for investment pursuant to the fund’s investment objective. It is possible that a situation will occur where the Distribution Policy contributes to a reduction of assets over an extended period of time such that the assets of the Fund are reduced to a point where the Fund would no longer be economically viable. In such event, the Fund would need to take additional actions, which may include, for example, liquidation or merger, to address the situation. While this is one of the risk factors of any managed distribution policy, including the Distribution Policy, it is important to note that the Distribution Policy was not designed to be a mechanism for the dissolution of the Fund or a short-term liquidation policy, and it is not the intention of the Board to allow the Fund to self-liquidate through the unsupervised effects of the Distribution Policy. The Board monitors the Distribution Policy and the Fund’s asset levels regularly, and remains ready to modify the terms of the Distribution Policy if, in its judgment, the Board believes it is in the best interests of the Fund and its Stockholders. The Board may consider additional rights offerings in the future.

A return-of-capital distribution reduces the tax basis of an investor’s Shares, which may make record-keeping by certain Stockholders more difficult.

The Fund discloses the characterization of its distributions in notices to Stockholders and press releases to the public. Notwithstanding these communications, it is possible that the Distribution Policy may create potential confusion in the marketplace as to whether the Fund’s distributions are comprised of income or return of capital and how such characterization may influence the market price of the Fund’s Shares.

For the years 2021-2025, the Fund’s distributions under the Distribution Policy were characterized, on an annual basis, as set forth on the table below:

Cornerstone Total Return Fund, Inc.

Dividends and Distributions Paid from 2021 through 2025

		Earnings		Return-of-Capital
Years	Total Dividends and Distributions	Amount	Percent	Amount	Percent
2021	$98,943,413	$60,882,115	61.53%	$38,061,298	38.47%
2022	169,726,726	20,086,120	11.83	149,640,606	88.17
2023	148,823,960	56,795,621	38.16	92,028,339	61.84
2024	140,325,618	60,685,917	43.25	79,639,701	56.75
2025	196,486,624	85,821,182	43.68	110,665,442	56.32

Unless the registered owner of Shares elects to receive cash, all distributions declared on the Fund’s Shares will be automatically reinvested in additional Shares. See “Dividend Reinvestment Plan”.

In order to maintain the Distribution Policy, the Fund applied for and received an exemption from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the Distribution Policy calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount.

The Distribution Policy results in the payment of approximately the same amount per share to the Fund’s Stockholders each month. These distributions are not to be tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of its managed distributions or from the terms of the Distribution Policy. When the Fund issues a written disclosure pursuant to Section 19(a) and Rule 19a-1, the Fund will refer to such a notice as a “Rule 19a-1 Notice Accompanying Distribution Payment”. In addition, the Fund will refer to the return of capital distributions as “Paid-in-capital” which will be presented under the “Source of Payment” heading in such notice.

On August 1, 2025, the Board of Directors of the Fund determined that the distribution percentage for the calendar year 2026 would remain at 21%, which was the same distribution percentage used in 2025, which was then applied to the net asset value of the Fund at the end of October 2025 to determine the distribution amounts for calendar year 2026. On August 14, 2026, the Board of Directors of the Fund determined that the distribution percentage for the calendar year 2027 would remain at 21%, which was the same distribution percentage used in 2026, which will then be applied to the net asset value of the Fund at the end of October 2026 to determine the distribution amounts for calendar year 2027. During 2027, the Board of Directors of the Fund will make a determination regarding the distribution percentage for 2028 which will then be applied to the net asset value of the Fund at the end of October 2027 to determine the distribution amounts for calendar year 2028. The distribution percentage is not a function of, nor is it related to, the investment return on the Fund’s portfolio.

The Board of Directors reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund operates a dividend reinvestment plan (the “Plan”), administered by Equiniti Trust Company, LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Stockholders automatically participate in the Fund’s Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating Stockholder. Stockholders who do not wish to have Distributions automatically reinvested should so notify the Agent at 28 Liberty Street, 53rd Floor, New York, NY 10005. Under the Plan, the Fund’s Distributions to Stockholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the Stockholder’s behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from Stockholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding shares on the open market, on the NYSE American or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower. However, if the last reported net asset value of the Fund’s shares is higher than the average closing price of the Fund over the five trading days preceding the payment date of the Distribution (i.e., the Fund is selling at a discount), shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting Stockholders based on the average cost of such Open Market Purchases. Upon notice from the Fund, the Agent will receive the Distribution in cash and will purchase shares of common stock in the open market, on the NYSE American or elsewhere, for the participants’ accounts, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the net asset value at the time of valuation.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or Distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues the remaining shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or Distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or Distribution had been paid in shares issued by the Fund.

Whenever the Fund declares a Distribution and the last reported net asset value of the Fund’s shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant’s account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant’s purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Registered Stockholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing. If a Stockholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the Stockholder will automatically receive such Distributions in additional shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. The Agent will maintain all Stockholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by Stockholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each Stockholder’s proxy will include those shares purchased pursuant to the Plan. The Agent will distribute all proxy solicitation materials to participating Stockholders.

In the case of Stockholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record Stockholder as representing the total amount of shares registered in the Stockholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

Participants may at any time sell some or all of their shares though the Agent. Shares may be sold via the internet at www.equiniti.com or through the Agent’s toll-free number, (866) 668-6558. Participants can also use the tear off portion attached to the bottom of their statement and mail the request to Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005. There is a commission of $0.05 per share.

All correspondence concerning the Plan should be directed to Equiniti Trust Company, LLC, 28 Liberty Street, 53rd Floor, New York, NY 10005. Certain transactions can be performed online at www.equiniti.com or by calling the toll-free number (866) 668-6558.

CERTAIN ADDITIONAL MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Stockholder that acquires, holds and/or disposes of the Fund’s Shares, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. Except as expressly provided below, this discussion addresses only the U.S. federal income tax consequences of an investment by U.S. Holders (as defined in the Statement of Additional Information) and assumes that such Stockholders will hold Shares as capital assets, which generally means as property held for investment. For more detailed information regarding tax considerations, see the Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences.” There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must, among other requirements, meet income and asset diversification tests each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its Stockholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its Stockholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses. Unless a Stockholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan (the “Plan”). For U.S. federal income tax purposes, all dividends are generally taxable whether a Stockholder takes them in cash or they are reinvested pursuant to the Plan in additional Shares. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Stockholders as long-term capital gains, regardless of the length of time Shares have been held by Stockholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Stockholder (assuming the Shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any such distributions would result in a return of capital to the Stockholder. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide Stockholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Stockholders who will be treated as if each received a distribution of such Stockholder’s pro rata share of such gain, with the result that each Stockholder will (i) be required to report such Stockholder’s pro rata share of such gain on such Stockholder’s tax return as long-term capital gain, (ii) receive a refundable tax credit for such Stockholder’s pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for such Stockholder’s Shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period and other requirements are satisfied by the Stockholder with respect to its Shares, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations (excluding REITs) and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. The Fund’s dividends, other than qualified dividends and capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken. While certain income distributions to Stockholders may qualify as qualified dividends, the Fund seeks to provide dividends regardless of whether they so qualify. As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors. Investors should also see the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences” for more information relating to qualified dividends.

Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. However, to the extent the Fund invests in REITs, the Fund may designate dividends it pays to its Stockholders as “Section 199A dividends” so that individual and non-corporate Stockholders may be eligible for a 20% deduction with respect to such dividends, provided such Stockholders have satisfied the holding period requirement for the Fund’s Shares and certain other conditions. The amount of Section 199A dividends that the Fund may pay and report to its Stockholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable Stockholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to Stockholders and each Stockholder (1) would be required to include in gross income, and treat as paid by such Stockholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such stockholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct such Stockholder’s proportionate share of the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against such Stockholder’s federal income tax liability. The Fund will report to Stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its Stockholders of the source and tax status of all distributions after the close of each calendar year.

The Fund may invest in other RICs. In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its stockholders in computing the RIC’s taxable income. A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions. For example, a RIC may distribute ordinary dividends to its stockholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its stockholders, including the Fund.

Taxation of Sales, Exchanges or Other Dispositions

Selling Stockholders will generally recognize gain or loss in an amount equal to the difference between the Stockholder’s adjusted tax basis in the Shares sold and the amount received in exchange therefor. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. The use of capital losses is subject to limitations. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Stockholder is a participant in the Plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Stockholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 24%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual stockholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Information Reporting

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the Shares for U.S. federal income tax purposes. The Fund has historically made return of capital distributions (“ROC Distributions”) to certain Stockholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Stockholders, subject to certain exceptions. Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action. In addition, the Fund must furnish the same information to certain Stockholders on or before January 15 of the year following the calendar year of the corporate action. However, the Fund generally would not be required to file Form 8937 or furnish this information to Stockholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or a ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year. Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to be consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder. The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable. The Fund and its management do not believe that the Fund will be subject to substantial penalties if it utilizes its best efforts to determine the tax characteristics of its distributions as soon as practicable following the close of the year to comply with Form 8937 and Section 6045B. The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations. Each Stockholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances. A copy of the Fund’s most recently filed Form 8937 is available on the Fund’s website, www.cornerstonetotalreturnfund.com.

Net Investment Income Tax

A U.S. Holder (as defined in the Fund’s Statement of Additional Information under the heading “Certain Material United States Federal Income Tax Consequences”) that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

Other Taxation

The Fund’s Stockholders may be subject to state, local and foreign taxes on its distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The foregoing briefly summarizes some of the important federal income tax consequences to Stockholders of investing in the Shares, reflects the federal income tax law as of the date of this prospectus, and except as expressly provided herein, does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation established under the laws of the State of New York upon the filing of its Certificate of Incorporation on March 16, 1973 (as subsequently amended, the “Charter”). The Fund commenced investment operations on May 15, 1973. The Fund intends to hold annual meetings of its Stockholders in compliance with the requirements of the NYSE American. As of June 30, 2026, the Fund had 168,890,411 Shares issued and outstanding.

Common Stock

The Charter, which has been filed with the SEC, permits the Fund to issue 1,000,000,000 shares of stock, with a par value of $0.01. Fractional shares are permitted. Each Share represents an equal proportionate interest in the net assets of the Fund with each other Share. Holders of Shares will be entitled to the payment of dividends when declared by the Board of Directors. See “Distribution Policy.” Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Charter on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for the protection of the Directors, the Board may distribute the remaining net assets of the Fund among its Stockholders. Shares are not liable to further calls or to assessment by the Fund. No holder of capital stock of the Fund has any pre-emptive or preferential or other right of subscription to any shares of any class of stock of the Fund.

The Fund has no present intention of offering additional Shares, except as described herein in connection with the exercise of the Rights. Other offerings of its Shares, if made, will require approval of the Board of Directors. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Stockholders or with the consent of a majority of the Fund’s outstanding Shares.

The Fund will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each Stockholder upon which the registration and transfer of Shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Stockholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Outstanding Securities

The following table sets forth certain information regarding our authorized shares and shares outstanding as of July 31, 2026.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held By Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Common Stock, par value $0.01 per share	1,000,000,000	0	170,263,672

Trading and Net Asset Value Information

In the past, the Shares have traded at both a premium and at a discount in relation to NAV. Although the Shares recently have been trading at a premium above NAV, there can be no assurance that this premium will continue after the Offering or that the Shares will not again trade at a discount. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Risk Factors.” The Shares are listed and traded on the NYSE American. The average weekly trading volume of the Shares on the NYSE American during the calendar year ended December 31, 2025 was 5,213,755 Shares.

The following table shows for the quarters indicated: (i) the high and low sale price of the Shares on the NYSE American; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	High NAV	Low NAV	Premium/ (Discount) to High NAV	Premium/ (Discount) to Low NAV
3/31/2024	$7.51	$6.96	$6.79	$6.40	10.60%	11.88%
6/30/2024	7.85	7.12	6.79	6.35	15.61	16.69
9/30/2024	8.09	7.11	6.97	6.55	12.20	21.68
12/31/2024	9.66	8.02	7.01	6.68	37.66	26.05
3/31/2025	9.10	7.17	6.82	6.04	29.47	18.71
6/30/2025	7.75	6.44	6.54	5.51	18.50	27.04
9/30/2025	8.04	7.69	6.68	6.44	19.76	21.58
12/31/2025	8.21	7.71	6.72	6.43	20.68	23.64
3/31/2026	8.16	6.63	6.64	5.62	22.89	17.97
6/30/2026	7.42	6.94	6.40	5.76	22.05	14.38

Recent Rights Offerings

The 2025 Offering expired on May 16, 2025 and included similar terms and conditions as this Offering. Pursuant to the 2025 Offering, the Fund issued 32,919,670 at a subscription price of $6.97 per Share, for a total offering of $229,450,100.

The 2022 Offering expired on June 10, 2022 and included similar terms and conditions as this Offering. Pursuant to the 2022 Offering, which was fully subscribed, the Fund issued 32,028,301 Shares (10,676,100 Shares of which were Over-Subscription Shares) at a subscription price of $7.95 per Share, for a total offering of $254,624,993.

The 2021 Offering expired on May 14, 2021 and included similar terms and conditions as this Offering. Pursuant to the 2021 Offering, which was fully subscribed, the Fund issued 20,584,726 Shares (6,833,697 Shares of which were Over-Subscription Shares) at a subscription price of $10.23 per Share, for a total offering of $210,581,747.

The 2018 Offering expired on July 20, 2018 and included similar terms and conditions as this Offering. Pursuant to the 2018 Offering, which was fully subscribed, the Fund issued 15,050,616 Shares (7,525,308 Shares of which were Over-Subscription Shares) at a subscription price of $13.09 per Share, for a total offering of $197,012,563.

The 2017 Offering expired on August 25, 2017 and included similar terms and conditions as this Offering. Pursuant to the 2017 Offering, which was fully subscribed, the Fund issued 8,798,352 Shares (4,399,176 Shares of which were Over-Subscription Shares) at a subscription price of $13.41 per Share, for a total offering of $117,985,900.

The 2016 Offering expired on October 21, 2016 and included similar terms and conditions as this Offering. Pursuant to the 2016 Offering, which was fully subscribed, the Fund issued 5,196,240 Shares (2,598,120 Shares of which were Over-Subscription Shares) at a subscription price of $13.69 per Share, for a total offering of $71,136,525.

The 2015 Offering expired on August 14, 2015 and included similar terms and conditions as this Offering. Pursuant to the 2015 Offering, which was fully subscribed, the Fund issued 3,027,098 Shares (1,513,549 Shares of which were Over-Subscription Shares) at a subscription price of $17.06 per Share, for a total offering of $51,642,292.

The 2013 Offering expired on November 29, 2013 and included similar terms and conditions as this Offering. Pursuant to the 2013 Offering, which was fully subscribed, the Fund issued 1,723,096 Shares (861,548 Shares of which were Over-Subscription Shares) at a subscription price of $21.36 per Share, for a total offering of $36,805,331.

The 2012 Offering expired on December 21, 2012 and included similar terms and conditions as this Offering. Pursuant to the 2012 Offering, which was fully subscribed, the Fund issued 841,130 Shares (279,448 Shares of which were Over-Subscription Shares) at a subscription price of $21.32 per Share, for a total offering of $17,932,897.

The 2011 Offering expired on December 16, 2011 and included similar terms and conditions as this Offering. Pursuant to the 2011 Offering, which was fully subscribed, the Fund issued 657,003 Shares (328,501 Shares of which were Over-Subscription Shares) at a subscription price of $22.16 per Share, for a total offering of $14,559,175.

The 2010 Offering expired on December 10, 2010 and included similar terms and conditions as this Offering. Pursuant to the 2010 Offering, which was fully subscribed, the Fund issued 251,596 Shares (11,588 Shares of which were Over-Subscription Shares) at a subscription price of $28.92 per Share, for a total offering of $7,275,425.

Repurchase of Shares

The Fund may, pursuant to Section 23 of the Investment Company Act, purchase Shares on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such Shares. The Fund had no repurchases during the year ended December 31, 2025. No limit has been placed on the number of Shares to be repurchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with Shares repurchased held in treasury for future use by the Fund. In determining to repurchase Shares, the Board of Directors, in consultation with the Investment Adviser, will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions.

Additional Provisions of the Charter and By-laws

A Director may be removed from office only for cause, at any time by a written instrument signed or adopted by a vote of the holders of at least a majority of the shares of the Fund that are entitled to vote in the election of such Director or by not less than a majority of Directors then in office. The By-laws prohibit the Fund from issuing senior securities. The By-laws also include certain notice requirements regarding Stockholder nominees for Directors and proposals that may have the effect of delaying a change of control.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Fund by Blank Rome LLP, located at 1271 Avenue of the Americas, New York, New York 10020.

REPORTS TO STOCKHOLDERS

The Fund sends its Stockholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. [●] is located at [●].

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 811-02363). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

THE FUND’S PRIVACY POLICY

FACTS	WHAT DOES CORNERSTONE TOTAL RETURN FUND, INC. (“CORNERSTONE” OR THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cornerstone share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 668-6558

What we do
Who is providing this notice? Cornerstone Total Return Fund, Inc. (“Cornerstone” or the “Fund”)

How does the Fund, and the Fund’s service providers, on the Fund’s behalf, protect my personal information?	To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund, and the Fund’s service providers, on the Fund’s behalf, collect my personal information?

We collect your personal information, for example, when you:

■ open an account

■ provide account information

■ give us your contact information

■ make a wire transfer

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Cornerstone Advisors, LLC and Cornerstone Strategic Investment Fund, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Cornerstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Cornerstone does not jointly market.

Not part of the Prospectus

Cornerstone Total Return Fund, Inc.

[●] Rights for

[●] Shares of Common Stock

PROSPECTUS

[●]

STATEMENT OF ADDITIONAL INFORMATION

[●]

CORNERSTONE TOTAL RETURN FUND, INC.

C/O ULTIMUS FUND SOLUTIONS, LLC

225 PICTORIA DRIVE, SUITE 450

CINCINNATI, OH 45246

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF CORNERSTONE TOTAL RETURN FUND, INC. (THE “FUND”), DATED [●] (THE “PROSPECTUS”), AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND TOLL FREE AT [●] OR BY VISITING THE FUND’S WEBSITE AT WWW.CORNERSTONETOTALRETURNFUND.COM. THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT 100 F STREET NE, WASHINGTON, D.C. YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (800) SEC-0330. THE FUND’S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC’S WEBSITE AT WWW.SEC.GOV. COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC’S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. Forward-looking statements are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed only without the vote of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (i) 67% of the Fund’s outstanding shares of Common Stock present at a meeting of the holders if more than 50% of the outstanding shares of Common Stock are present in person or by proxy or (ii) more than 50% of the Fund’s outstanding shares of Common Stock.

The Fund shall not:

(1)	Issue any senior securities (as defined in the Investment Company Act of 1940) except insofar as any borrowing permitted by item 2 below might be considered the issuance of senior securities.

(2)	Borrow money except (a) to purchase securities, provided that the aggregate amount of such borrowings may not exceed 20% of its total assets, taken at market value at time of borrowing, and (b) from banks for temporary or emergency purposes in an amount not exceeding 5% of its total assets, taken at market value at time of borrowing.

(3)	Mortgage, pledge or hypothecate its assets in an amount exceeding 30% of its total assets, taken at market value at time of incurrence.

(4)	Knowingly invest more than 20% of its total assets, taken at market value at time of investment in securities, subject to legal or contractual restrictions on resale, including securities which may be sold publicly only if registered under the Securities Act of 1933.

(5)	Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable securities laws.

(6)	Purchase real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein, or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

(7)	Make loans, except through the purchase of debt securities and the loaning of its portfolio securities in accordance with the Fund’s investment policies.

(8)	Invest in companies for the purpose of exercising control or management.

(9)	Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or make short sales of securities (except for sales “against the box”).

(10)	Purchase or retain securities of any issuer if, to the Fund’s knowledge, those officers and directors of the Fund or the Investment Adviser individually owning beneficially more than 1% of the outstanding securities of such issuer together own beneficially more than 5% of such issuer’s outstanding securities.

(11)	Invest in commodities or commodity contracts, or write or purchase puts, calls or combinations of both.

(12)	Invest more than 25% of its total assets, taken at market value at time of purchase, in securities of issuers in any one industry.

(13)	Purchase securities issued by the Trust Company or any company of which 50% or more of the voting securities are owned by the Trust Company or an affiliate of the Trust Company, or any investment company (excluding the Fund) or real estate investment trust managed or advised by the Trust Company or any such company.*

(14)	With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

(15)	Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

If a percentage restriction on investment or utilization of assets set forth in items 3, 4, 10, 12, 13 or 14 above is adhered to at the time an investment is made, a later change in percentage resulting from, for example, changing values or a change in the rating of a portfolio security will not be considered a violation. The Fund may exchange securities, exercise any conversion rights or exercise warrants or other rights to purchase common stock or other equity securities and may hold any such securities so acquired without regard to the foregoing investment restrictions, but the value of the securities so acquired shall be included in any subsequent determination of the Fund’s compliance with the 20% limitation referred to in item 2 above.

*	Investment restriction number 13 is no longer applicable to the Fund, as it was written at a time when United States Trust Company of New York was the investment adviser to the Fund.

MANAGEMENT

The Board of Directors of the Fund (the “Board”) has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with New York law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The Directors, including the Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Directors”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

INDEPENDENT DIRECTORS
NAME AND ADDRESS(1) (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Andrew A. Strauss (Nov. 1953)	Director; Member of Audit Committee and Nominating and Corporate Governance Committee	Since 2001 (Until 2027)	For more than the past five (5) years, Attorney and senior member of Strauss Attorneys PLLC (a law firm); Director of Deerfield Charitable Foundation; Director of Cornerstone Strategic Investment Fund, Inc.	2	None
Scott B. Rogers (July 1955)	Director; Member of Audit Committee and Nominating and Corporate Governance Committee	Since 2001 (Until 2027)	For more than the past five (5) years, Chief Executive Officer of Asheville Buncombe Community Christian Ministry (“ABCCM”); President of ABCCM Doctor’s Medical Clinic; Member of North Carolina Governor’s Council on Homelessness (from July 2014) Director of Cornerstone Strategic Investment Fund, Inc.	2	None

INDEPENDENT DIRECTORS
NAME AND ADDRESS(1) (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Peter K. Greer (Mar. 1975)	Director; Member of Audit Committee and Nominating and Corporate Governance Committee	Since 2025 (Until 2027)	President and CEO of Hope International (a global Christ-centered microenterprise development organization); Cofounder and Executive Director of Hope Global Investments (since 2021); Director of Cornerstone Strategic Investment Fund, Inc.	2	None
Matthew W. Morris (May 1971)	Director; Chairperson of Nominating and Corporate Governance Committee; Member of Audit Committee	Since 2017 (Until 2027)	Founder and CEO of Lutroco LLC (a private firm targeting purpose driven strategic investment opportunities )(Jan. 2020 - Present); President and CEO, Stewart Information Services Corporation (a title insurance and real estate services firm) (Nov. 2011- Jan. 2020); Director of Cornerstone Strategic Investment Fund, Inc.	2	Stabilis Solutions, Inc.; Stewart Information Services Corporation

INDEPENDENT DIRECTORS
NAME AND ADDRESS(1) (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Marcia E. Malzahn (Apr. 1966)	Director; Member of Audit Committee and Nominating and Corporate Governance Committee	Since 2019 (Until 2027)	For more than the past five (5) years, President and Founder of Malzahn Companies, LLC (a public speaking business and publishing company) (since 2014); President and CEO of Malzahn Strategic, LLC (a management consulting firm for community banks and credit unions) (since Jan. 2024); Director Cornerstone Strategic Investment Fund, Inc.	2	None
Frank J. Maresca (Oct. 1958)	Director; Chairman of Audit Committee; Member of Nominating and Corporate Governance Committee	Since 2020 (Until 2027)	Self-employed (since July 2025); Senior Advisor and Consultant, Broadridge Financial Solutions, Inc. (May 2022 – June 2025); Vice President of Mutual Funds, Broadridge Financial Solutions, Inc. (Feb. 2018 - Apr. 2022); Director of Cornerstone Strategic Investment Fund, Inc.	2	None

INTERESTED DIRECTORS(3)
NAME AND ADDRESS(1) (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(2) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Joshua G. Bradshaw (June 1988)(4)	Director; President (since Nov. 2025); Vice Chairman (since May 2025)	Since 2022 (Until 2027)	Chief Executive Officer of Cornerstone Advisors, LLC (since Jan. 2025); Chief Operating Officer of Cornerstone Advisors, LLC (May 2023 – Dec. 2024); Vice President of Cornerstone Advisors, LLC (May 2019 – Apr. 2023); Director, President (since Nov. 2025) and Vice Chairman of the Board of Directors (since May 2025) of Cornerstone Strategic Investment Fund, Inc.	2	None
Ralph W. Bradshaw (Dec. 1950)(4)	Chairman of the Board of Directors and Vice President (since Nov. 2025)	Since 2001 (Until 2027)	President, Cornerstone Advisors, LLC (since 2019); Financial Consultant; Vice President (sine Nov. 2025 and Chairman of the Board of Cornerstone Strategic Investment Fund, Inc.	2	None

(1)	The mailing address of each Director and officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati, OH 45246.

(2)	As of the date of this Statement of Additional Information, the Fund Complex is comprised of the Fund and Cornerstone Strategic Investment Fund, Inc. both of which are managed by Cornerstone Advisors, LLC. Each of the above Directors oversees all of the Funds in the Fund Complex.

(3)	Messrs. Joshua Bradshaw and Ralph Bradshaw are “interested persons” as defined in the Investment Company Act of 1940 because of their affiliation with Cornerstone Advisors, LLC.

(4)	Mr. Ralph Bradshaw is the father of Mr. Joshua Bradshaw.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund. In addition, the Board values the diverse skill sets and experiences that each Director contributes. The Board considers that its diversity as a whole is as a result of a combination of Directors who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his/her present experiences and his/her background. Information discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board’s determination that the Director should serve in this capacity is provided below.

Joshua G. Bradshaw. Mr. Bradshaw has served as Chief Executive Officer of the Investment Adviser since January 2025. Prior to that, Mr. Bradshaw served as Chief Operating Officer of the Investment Adviser from May 2023 through December 2024. He oversees operations at the Investment Adviser and is also a Portfolio Manager of the Fund. From May 2019 through April 2023, Mr. Bradshaw served as a Vice President of the Investment Adviser. Mr. Bradshaw holds a B.Arch. from the University of Tennessee and an M.B.A. in International Business from Liberty University. He earned a Certificate in Business Excellence from Columbia University School of Business. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the other service providers, counsel and the Fund’s independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director and Officer, in addition to serving as the CEO of the Investment Adviser. The Board values his strong moral character and integrity.

Ralph W. Bradshaw. Mr. Bradshaw was a co-founder of the Fund’s former investment adviser and served as its President since its inception in 2001 through April 30, 2019; and has served as the President of the Investment Adviser since May 1, 2019. He brings over 25 years of extensive investment management experience and also formerly served as a director of several other closed-end funds. Prior to founding the Fund’s former investment adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences include developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the other service providers, counsel and the Fund’s independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director and Officer, in addition to serving as President of the Investment Adviser. The Board values his strong moral character and integrity.

Peter K. Greer. Mr. Greer is the President and CEO of HOPE International (a global Christ-centered microenterprise development organization operating in Africa, Asia, Latin America, and Eastern Europe). He is also the Cofounder and an Executive Director of Hope Global Investments (an investment vehicle that allows accredited investors to provide debt financing to microfinance institutions (MFIs) around the world). Before joining HOPE International, Mr. Greer served as a microfinance adviser in Cambodia and Zimbabwe and as Managing Director of Urwego Bank in Rwanda. Mr. Greer holds a master’s degree in public policy from Harvard Kennedy School and a B.S in international business from Messiah University. Mr. Greer also serves as Entrepreneur-in-Residence at Messiah University and is a Venture Partner of Praxis (an accelerator program for social entrepreneurs). Mr. Greer has coauthored more than fifteen books. Mr. Greer’s substantial experience in business and corporate governance matters qualifies him to serve on the Board of Directors of the Fund. Mr. Greer has demonstrated his willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Marcia E. Malzahn. Ms. Malzahn has 30 years of banking experience including cofounding a community bank in Minnesota in 2005 where she was Executive Vice President, Chief Financial Officer, and Chief Operating Officer with her latest responsibilities as Chief Risk Officer. She also served as the Corporate Secretary of the Bank and the Holding Company. In 2014 she founded Malzahn Companies, LLC and its subsidiaries Crowning Achievements International (a public speaking business), Malzahn Publishing (a book publishing company), and Malzahn Strategic (a management consulting firm for community banks and credit unions). In January 2024, Malzahn Strategic was formed as its own LLC and is no longer a subsidiary of Malzahn Companies, LLC with Ms. Malzahn as President and CEO, and focusing on strategic planning, enterprise risk management, treasury management, and talent management. She also served on the Board of Village Bank, a community bank in Blaine, Minnesota as the Audit & Risk Committee Chair 2019-2022 and has served on nonprofit boards for the past 30 years. Ms. Malzahn is the recipient of several professional awards, is a published author of five books, and an international bilingual professional speaker. She holds a B.A. in business management from Bethel University, is a certified life coach, Certified Community Bank Director, and is a graduate and faculty member of the Graduate School of Banking in Madison, Wisconsin. Ms. Malzahn has demonstrated willingness to commit the time necessary to serve as an effective Director. The Board values her strong moral character and integrity.

Frank J. Maresca. Mr. Maresca is self-employed as a consultant and provides business development services to asset management firms and supporting service providers. Mr. Maresca is a financial services and investment management professional with over 40 years’ experience in U.S. registered investment companies, asset management and asset servicing industries. From May 2022 through June 2025, Mr. Maresca was a senior advisor and consultant at Broadridge Financial Solutions, Inc. (NYSE:BR) (“Broadridge”), a provider of investor communications and technology-driven solutions to banks, broker-dealers and corporate issuers. Previously, Mr. Maresca was a vice president of mutual funds at Broadridge. Previously, he was an executive vice president at AST Fund Solutions, LLC where he created and headed the fund administration group, as well as overseeing business development of all services provided to closed-end funds and business development companies. Mr. Maresca received his BBA in public accounting from Hofstra University and is a CPA (inactive). Mr. Maresca has demonstrated his willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Matthew W. Morris. Mr. Morris is the Founder and CEO of Lutroco LLC, a private firm targeting purpose-driven strategic investment opportunities. Mr. Morris is a current Board Member and the former President and CEO of Stewart Information Services Company (NYSE:STC), a title insurance and real estate services firm. He also serves on the Board of Directors (the "Board") of Stabilis Solutions, Inc (NSDQ:SLNG) and is on the Board's Audit and Compensation Committees.  Mr. Morris received his BBA in Organizational Behavior and Business Policy from Southern Methodist University and his MBA from the University of Texas with a concentration in Finance.  Mr. Morris has demonstrated his willingness to commit the time necessary to serve as an effective Director.  The Board values his strong moral character and integrity.

Scott B. Rogers. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Andrew A. Strauss. Mr. Strauss is an experienced attorney with a securities law background. He currently serves as a senior attorney in a law firm concentrating in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund’s independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Specific details regarding each Director’s principal occupation(s) during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2025. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
INDEPENDENT DIRECTORS
Peter K. Greer	$0 - $10,000	$0 - $10,000
Marcia E. Malzahn	None	None
Frank J. Maresca	None	None
Matthew W. Morris	Over $100,000	Over $100,000
Scott B. Rogers	None	None
Andrew A. Strauss	None	None
INTERESTED DIRECTORS
Joshua G. Bradshaw	$0-$10,000	$10,001-$50,000
Ralph W. Bradshaw	Over $100,000	Over $100,000

EXECUTIVE OFFICERS

The Board elects the officers of the Fund annually. In addition to Mr. Ralph W. Bradshaw, the current principal officers of the Fund are:

NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Benjamin V. Mollozzi (Oct. 1984)	Chief Compliance Officer	Since 2024	General Counsel of Cornerstone Advisors, LLC (since Jun. 2025);Counsel of Cornerstone Advisors, LLC (Mar. 2024 – Jun. 2025); Chief Compliance Officer of Cornerstone Advisors, LLC (Since Mar. 2024); Counsel of Western & Southern Financial Group (Jan. 2022 – Feb. 2024); Attorney of U.S. Bank, N.A. (May 2021 – Jan. 2022); Attorney of Ultimus Fund Solutions, LLC (Aug. 2015 - May 2021); Chief Compliance Officer of Cornerstone Strategic Investment Fund, Inc. (since May 2024)
Hoyt M. Peters (Sep. 1963)	Secretary and Assistant Treasurer	Since 2019 and 2013, respectively	Vice President of Cornerstone Advisors, LLC; Secretary and Assistant Treasurer of Cornerstone Strategic Investment Fund, Inc.
Brian J. Lutes (June 1975)	Treasurer	Since 2022	Senior Vice President, Relationship Management of Ultimus Fund Solutions, LLC; Treasurer of Cornerstone Strategic Investment Fund, Inc.

*	The mailing address of each officer is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

COMPENSATION

The Fund pays an annual fee in the amount of $35,000 to each Director who is not an officer or employee of the Investment Adviser (or any affiliated company of the Investment Adviser) or of Ultimus Fund Solutions, LLC. The Fund pays the chairperson of the audit committee an additional annual fee of $5,000 and the Fund pays the chairperson of the nominating and corporate governance committee an additional annual fee of $2,500. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Directors or committee meetings.

The table set forth below includes information regarding compensation from the Fund and other funds in the Fund Complex for each of the Directors during the year ended December 31, 2025. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans, none of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO DIRECTORS*
INDEPENDENT DIRECTORS
Peter K. Greer**	$22,653	None	None	$51,778
Marcia E. Malzahn	$35,000	None	None	$80,000
Frank J. Maresca	$40,000	None	None	$90,000
Matthew W. Morris	$35,000	None	None	$80,000
Scott B. Rogers	$35,000	None	None	$80,000
Andrew A. Strauss	$37,500	None	None	$85,000
INTERESTED DIRECTORS
Joshua G. Bradshaw	$0	None	None	$0
Ralph W. Bradshaw	$0	None	None	$0

*	For compensation purposes, the Fund Complex refers to the Fund and Cornerstone Strategic Investment Fund, Inc., both of which were managed by Cornerstone Advisors, LLC during the year ended December 31, 2025.
**	Mr. Greer’s service as a Director commenced on February 7, 2025.

DIRECTOR TRANSACTIONS WITH FUND AFFILIATES

As of December 31, 2025, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, LLC, or any affiliate thereof. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, LLC or any affiliate thereof. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, LLC or any affiliate thereof, the Fund, an officer of the Fund, an investment company which the Cornerstone Advisors, LLC advises or an officer thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of eight individuals, two of whom are Interested Directors. The Chairman of the Board, Mr. Ralph Bradshaw, one of the Interested Directors, is the Vice President of the Fund, the President of the Investment Adviser, and is the Vice President and a director of Cornerstone Strategic Investment Fund, Inc. The Vice Chairman of the Board, Mr. Joshua Bradshaw, the second Interested Director, is the President of the Fund, the Chief Executive Officer of the Investment Adviser, and is the Vice Chairman, President and a director of Cornerstone Total Return Fund, Inc. The Board does not have a lead independent director because the Board believes that its structure is sufficient to ensure active participation by all of its members and at the same time rely on the expertise and knowledge of Mr. Ralph Bradshaw as the Chairman of the Board and of Mr. Joshua Bradshaw as the Vice Chairman of the Board.

The Board believes that its leadership structure facilitates the orderly and efficient flow of information to the Directors from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. The Board convened five (5) times during the 2025 calendar year (including regularly scheduled and special meetings). Each of the Directors attended at least seventy-five (75%) percent of the meetings held during the period for which he or she was a member.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the “Audit Committee”), which is currently comprised of Messrs. Greer, Maresca, Morris, Rogers and Strauss and Ms. Malzahn, all of whom are Directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Audit Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm. The Audit Committee convened four (4) times during the 2025 calendar year.

The Board has determined that Mr. Maresca is an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the “N&CG Committee”), which is currently comprised of Messrs. Greer, Maresca, Morris, Rogers and Strauss and Ms. Malzahn, all of whom are Independent Directors. The N&CG Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the N&CG Committee’s principal function is to identify and select qualified candidates for the Board who have exhibited strong decision-making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the N&CG Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The N&CG Committee will consider all nominees recommended by stockholders of the Fund, so long as stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund’s By-laws. Specifically, the N&CG Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Director responsibilities. The N&CG Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The N&CG Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to effectively oversee, in an effective manner, the affairs and business of the Fund. The N&CG Committee will consider and evaluate stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. The deadline for submitting a stockholder proposal for inclusion in the Fund’s proxy statement and proxy for the Fund’s 2027 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, is October 29, 2026. Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must have delivered notice to the Secretary at the principal executive offices of the Fund not later than the close of business on October 29, 2026. Stockholders are also advised to review the Fund’s By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The N&CG Committee convened four (4) times during the 2025 calendar year.

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and N&CG Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s Chief Compliance Officer), portfolio management personnel of the Investment Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers. At its regular quarterly meetings, the Board receives a report regarding risks applicable to the Fund presented by the Investment Adviser and the Chief Compliance Officer. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities. In addition, the Investment Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

CODE OF ETHICS

The Investment Adviser and the Fund have each adopted a Code of Ethics, pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively. Each Code of Ethics applies to the personal investing activities of the Directors, officers and certain employees of the Fund or the Investment Adviser (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities transactions and holdings. The Fund’s Code of Ethics is included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI. The Investment Adviser’s and the Fund’s Codes of Ethics may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. The Codes of Ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

The Fund provides a voice on behalf of stockholders of the Fund. The Fund views the proxy voting process as an integral part of the relationship with the Fund. The Fund has delegated its authority to vote proxies to the Investment Adviser, subject to the supervision of the Board of Directors. The Investment Adviser has entered into an arrangement with Glass, Lewis & Co., LLC. (“Glass Lewis”) whereby Glass Lewis votes all of the Fund’s portfolio companies’ proxy statements and records all of the proxy votes for compilation in the Form N-PX. The Fund believes that by engaging Glass Lewis, the Fund is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. The fundamental purpose of Glass Lewis’ Voting Policy Guidelines is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its stockholders, and that maximizes the value of the Fund’s investment.

POLICIES OF THE INVESTMENT ADVISER

The Investment Adviser has a contractual arrangement, on behalf of the Fund, with Glass Lewis for proxy voting services related to Fund portfolio holdings. It is the Investment Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, Glass Lewis will vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines adopted by the Fund. With respect to shares of other investment companies, Glass Lewis will vote such shares in the same general proportion as shares held by other stockholders of that investment company. The Investment Adviser will work with Glass Lewis to ensure that all other shares can be voted in the same general proportion as shares held by other stockholders of the applicable company.

CONFLICTS OF INTEREST

The Investment Adviser’s duty is to vote in the best interests of the Fund’s stockholders. The Investment Adviser believes that, by instructing Glass Lewis to vote shares in the same general proportion as shares held by other stockholders of the applicable company or investment company, it will avoid potential conflicts of interest between the Investment Adviser’s interests and the Fund’s interests. However, if a potential conflict of interest does arise, if the Investment Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Investment Adviser will vote the securities and instruct accordingly and disclose the conflict to the Fund’s Board of Directors.

MORE INFORMATION

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30th are available without charge, upon request, by calling toll free (866) 668-6558 or by visiting the Fund’s website at www.cornerstonetotalreturnfund.com. The Fund’s reports filed with the SEC are also available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling toll free (866) 668-6558 and will be sent within three business days of receipt of such request.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Directors. Cornerstone Advisors, LLC provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an “Investment Management Agreement”).

The Investment Adviser, located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803, is a North Carolina limited liability company. It was formed on January 29, 2019 for the purpose of providing investment advisory and management services to investment companies. The Investment Adviser is owned by the Cornerstone Trust, a trust established on January 29, 2019. The trustees of the Cornerstone Trust include, but are not limited to, Messrs. Ralph W. Bradshaw, Joshua G. Bradshaw and Daniel W. Bradshaw.

Under the general supervision of the Fund’s Board of Directors, the Investment Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Investment Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

The Investment Management Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by the Directors of the Fund or by the Investment Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE AND FUND ACCOUNTING SERVICES

Under the Administration and Fund Accounting Agreement, Ultimus Fund Solution, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, supplies executive, administrative and regulatory services for the Fund. Brian J. Lutes, the Fund’s Treasurer, is a Senior Vice President, Fund Accounting of Ultimus. Ultimus supervises the preparation of reports to stockholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund pays Ultimus a base fee each month plus an asset based fee calculated as a percentage of the Fund's average daily net assets. For the years 2023, 2024 and 2025, the Fund paid Ultimus $371,586, $401,527 and $457,134, respectively.

Information regarding the Fund’s custodian, transfer agent and independent public accounting firm is contained in the Prospectus.

 PORTFOLIO MANAGERS

Nicholas R. Birk, Daniel W. Bradshaw, Joshua G. Bradshaw and Ralph W. Bradshaw are the portfolio managers responsible for the day-to-day management of the Fund (the “Portfolio Managers”). The following table shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts managed within various categories as of June 30, 2026.

		ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
Registered Investment Companies	1	$1,996.0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to the Fund and one other account (i.e., Cornerstone Strategic Investment Fund, Inc.). These potential conflicts include:

LIMITED RESOURCES. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

LIMITED INVESTMENT OPPORTUNITIES. The other investment fund of the Investment Adviser may have investment objectives and policies similar to those of the Fund. The Investment Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other investment fund simultaneously with the Fund. If transactions on behalf of more than one investment fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Investment Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When more than one investment fund of the Investment Adviser is purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Allocation of Brokerage”.

DIFFERENT INVESTMENT STRATEGIES. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

SELECTION OF BROKERS. The Portfolio Managers select the brokers that execute securities transactions for the accounts that he supervises, including the Fund. See “Allocation of Brokerage.”

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, they will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts.

COMPENSATION

Each Portfolio Manager’s compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS

The table below sets forth the number of shares of the Fund owned by the Portfolio Managers as of [●].

NAME	Number of Shares
Nicholas R. Birk	[●]
Ralph W. Bradshaw	[●]
Joshua G. Bradshaw	[●]
Daniel W. Bradshaw	[●]

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Investment Adviser, subject to the supervision of the Board of Directors. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Directors of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Investment Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Investment Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Investment Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Investment Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Investment Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the Investment Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Directors of the Fund that the benefits from the Investment Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal years ended December 31, 2023, 2024 and 2025, the Fund paid $32,636, $62,573 and $23,488, respectively, in brokerage commissions.

CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A STOCKHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS (EXCEPT AS EXPRESSLY PROVIDED BELOW), INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. STOCKHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS STOCKHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS, INCLUDING COMPREHENSIVE UNITED STATES FEDERAL INCOME TAX REFORM CURRENTLY BEING DISCUSSED BY THE UNITED STATES CONGRESS.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. A “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Stockholder is:

●	a dealer in securities or currencies;
●	a financial institution;
●	a regulated investment company;
●	a real estate investment trust;
●	an insurance company;
●	a tax-exempt organization;
●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;
●	a trader in securities that has elected the mark-to-market method of accounting for its securities;
●	a person liable for alternative minimum tax;
●	a partnership or other pass-through entity for U.S. federal income tax purposes; or
●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Stockholder that is a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its stockholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

Failure to Qualify as a RIC

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the U.S. Holder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate U.S. Holders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual U.S. Holders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Taxation of Distributions to U.S. Holders

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to U.S. Holders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. Holders as long-term capital gain, regardless of how long a U.S. Holder has held the shares in the Fund.

If a U.S. Holder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the U.S. Holder in open-market purchases, for U.S. federal income tax purposes, the U.S. Holder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the U.S. Holder would have received if the U.S. Holder had elected to receive cash. If a U.S. Holder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the U.S. Holder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the U.S. Holder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the U.S. Holder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations (excluding REITs) and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. The Fund’s dividends, other than qualified dividends and capital gains dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a stockholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and capital gains dividends, are taxed as ordinary income, at rates currently up to 37% for taxpayers other than corporations.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. However, to the extent the Fund invests in REITs, the Fund may designate dividends it pays to its Stockholders as “Section 199A dividends” so that individual and non-corporate Stockholders may be eligible for a 20% deduction with respect to such dividends, provided such Stockholders have satisfied the holding period requirement for the Fund’s Shares and certain other conditions. The amount of Section 199A dividends that the Fund may pay and report to its Stockholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its U.S. Holders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its U.S. Holders and each U.S. Holder (1) would be required to include in gross income, and treat as paid by such U.S. Holder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such U.S. Holder’s own income from those sources, and, if certain conditions are met, (3) could either deduct such U.S. Holder’s proportionate share of the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against such U.S. Holder’s federal income tax liability (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its stockholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its stockholders. The Fund would not be able to pass through to its stockholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Taxation of Sales, Exchanges, or Other Dispositions

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The maximum capital gain rate applicable to individuals is 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to stockholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, stockholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on our common shares or proceeds on the disposition of our common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. A Non-U.S. Holder will not be subject to backup withholding on dividends paid to such Non-U.S. Holder as long as such Non-U.S. Holder certifies under penalty of perjury (generally on the applicable IRS Form W-8) that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that such Non-U.S. Holder is a United States person as defined under the Code), or such Non-U.S. Holder otherwise establishes an exemption. Depending on the circumstances, information reporting and backup withholding may apply to the proceeds received from a sale or other disposition of shares unless the beneficial owner certifies under penalty of perjury that it is a Non-U.S. Holder (and the applicable withholding agent does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Under Treasury regulations, if a U.S. Holder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder (excluding S corporations), the U.S. Holder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Stockholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform stockholders of the source and tax status of all distributions after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

Taxation of Non-U.S. Stockholders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Section 871(k) of the Code provides certain “look-through” treatment to Non-U.S. Holders, permitting interest-related dividends and short-term capital gains not to be subject to U.S. withholding tax.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund.

Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. Holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the net investment income tax to your ownership and disposition of shares of the Fund.

Payments to Foreign Financial Institutions

Sections 1471 through 1474 of the Code (provisions commonly referred to as “FATCA”), and Treasury regulations promulgated thereunder, generally provide that a 30% withholding tax may be imposed on payments of U.S. source income, including U.S. source interest and dividends, to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. While withholding under FATCA would have also applied to payments of gross proceeds from the sale or other disposition of Shares on or after January 1, 2019, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. The preamble to these proposed regulations indicates that taxpayers may rely on them pending their finalization. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA.

STATE AND LOCAL TAXES

Stockholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A STOCKHOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

FINANCIAL STATEMENTS

The financial statements included in the Fund’s unaudited Semi-Annual Report for the six months ended June 30, 2026 and its Annual  Report  for the year ended December 31, 2025, filed with the Securities and Exchange Commission on [●] and March 4, 2026, respectively (File No. 811-02363), are herein incorporated by reference.

OTHER INFORMATION

The Fund is a New York corporation. Pursuant to the Fund’s By-Laws, the Fund will indemnify, to the fullest extent permitted by applicable law, any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal (including an action or proceeding by or in the right of the Fund or any other corporation or other enterprise which any director or officer of the Fund served in any capacity at the request of the Fund) by reason of the fact that he, his testator or his intestate was a director or officer of the Fund or served at the request of the Fund against judgments, fines, settlement fees and reasonable expenses, including attorney’s fees. This indemnification right includes the right to be paid advances of any expenses incurred by such person in connection with an action, suit or proceeding consistent with applicable law at that time. However, the Fund is not required to indemnify a person in connection with a settlement of a pending or threatened action or proceeding or any other disposition other than a final adjudication, unless the Fund has consented to such settlement. Furthermore, the Fund is not obligated to indemnify a person to the extent such person is indemnified under an insurance policy.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and provides audit services and tax return preparation.

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements (included in Part B)

Portfolio Summary as of December 31, 2025 (unaudited)*
Schedule of Investments as of December 31, 2025 (unaudited)*

Statement of Assets and Liabilities as of December 31, 2025*
Statement of Operations for the year ended December 31, 2025*

Statement of Changes in Net Assets for the years ended December 31, 2024 and 2025*
Financial Highlights*

Notes to Financial Statements*

Report of Independent Registered Public Accounting Firm*

*	Incorporated by reference to the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2025 filed on March 4, 2026 (File No. 811-02363).

(2)	Exhibits

(a)(i)	Certificate of Incorporation (1)
(a)(ii)	Certificate of Amendment (2)
(a)(iii)	Certificate of Amendment (3)
(a)(iv)	Certificate of Amendment (4)
(a)(v)	Certificate of Amendment (5)
(a)(vi)	Certificate of Amendment (6)
(a)(vii)	Certificate of Amendment (7)
(b)	Amended and Restated Bylaws (8)
(c)	Not applicable
(d)	Form of Non-Transferable Subscription Rights Certificate (19)
(e)	Dividend Reinvestment Plan (9)
(f)	Not applicable
(g)	Investment Management Agreement between the Fund and Cornerstone Advisors, LLC. (10)
(h)	Not applicable
(i)	Not applicable
(j)	Custody Agreement between the Fund and U.S. Bank National Association (11)
(k)(i)	Transfer Agent Servicing Agreement between the Fund and American Stock Transfer and Trust Company, LLC (12)
(k)(ii)	Administration and Fund Accounting Agreement (13)
(l)	Opinion and Consent of Counsel (19)
(m)	Not applicable
(n)	Consent of Independent Auditor (19)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(i)	Code of Ethics of the Fund (14)
(r)(ii)	Code of Ethics of the Investment Adviser (15)
(s)	Filing Fee Table (18)

(t)	Powers of Attorney for Ralph W. Bradshaw, Peter K. Greer, Marcia E. Malzahn, Frank J. Maresca, Matthew W. Morris, Scott B. Rogers, and Andrew A. Strauss (18)
(u)	Form of Indemnity Agreement (17)
(v)	Information Agent Agreement (19)
(w)	Subscription Agent Agreement (19)

(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-14 8C filed on September 13, 2002, Exhibit 1 (File No. 333-99583).

(2)	Incorporated by reference to the Fund’s Registration Statement on Form N-14 8C filed on September 13, 2002, Exhibit 2-A (File No. 333-99583).

(3)	Incorporated by reference to the Fund’s Definitive Materials filed Pursuant to Rule 497 on October 4, 2002, Exhibit B (File No. 333-99583).

(4)	Incorporated by reference to the Fund’s Proxy Statement on Schedule 14A filed on August 29, 2008, Exhibit A (File No.811-02363).

(5)	Incorporated by reference to the Fund's Registration Statement on Form N-2/A filed on July 7, 2017, Exhibit 2(a)(v) (File No. 811-02363).

(6)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on June 7, 2018, Exhibit 2(a)(v)(i) (File No. 811-02363).

(7)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on February 21, 2025, Exhibit 2(a)(vii) (File No. 811-02363).

(8)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on February 21, 2025, Exhibit 2(b) (File No. 811-02363).

(9)	Incorporated by reference to the Fund’s Annual Report to Stockholders for the period ended December 31, 2024 filed on March 4, 2025 (File No. 811-02363).

(10)	Incorporated by reference to the Fund’s Proxy Statement on Schedule 14A filed on February 22, 2019, Exhibit A (File No. 811-02363).

(11)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on June 28, 2011, Exhibit 2(j) (File No. 811-02363).

(12)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on August 5, 2016, Exhibit 2(k)(i) (File No. 811-02363).

(13)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on June 7, 2018, Exhibit 2(k)(ii) (File No. 811-02363).

(14)	Incorporated by reference to the Fund’s Annual Report to Stockholders for the period ended December 31, 2022 filed on March 1, 2023 (File No. 811-02363).

(15)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on April 1, 2021, Exhibit 2(r)(ii) (File No. 811-02363).

(16)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on February 21, 2025, Exhibit 2(t) (File No. 811-02363).

(17)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on July 6, 2015 (File No. 811-02363).

(18)	Filed herewith.

(19)	To be filed by amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Information Agent’s Fees and Expenses	$13,000
Subscription Agent’s Fees and Expenses	75,500
Auditing Fees and Expenses	3,500
Registration Fees	99,383
Legal Fees and Expenses	25,000
Printing, Typesetting, and Edgar Fees	207,000
Miscellaneous	3,000
$426,383

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of [●], of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Stock, par value $0.01	[●]

Item 30.	Indemnification

Sections 721-726 of the New York Business Corporation Law and Article XXXI of the Registrant’s By-laws (incorporated by reference to Exhibit 2(b) to this Registration Statement), provide for indemnification of directors and officers. The Investment Management Agreement (incorporated by reference to Exhibit 2(g) to this Registration Statement) provides for indemnification of Cornerstone Advisors, LLC, the Fund’s investment adviser. The Registrant has entered into an indemnification agreement with each of the directors in connection with their agreement to serve on the Registrant's Board of Directors. The Registrant’s directors and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Cornerstone Advisors, LLC manages one other closed-end fund. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer or partner of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled “Management.”

Item 32.	Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and the State of New York, on the 14th day of August, 2026.

CORNERSTONE TOTAL RETURN FUND, INC.

By:	/s/ Joshua G. Bradshaw
	Name:	Joshua G. Bradshaw
	Title:	President and Vice Chairman of the Board of Directors
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joshua G. Bradshaw	President and Vice Chairman of the Board of Directors (Principal Executive Officer)	August 14, 2026
Joshua G. Bradshaw

/s/ Brian J. Lutes	Treasurer (Principal Financial Officer) and Principal Accounting Officer	August 14, 2026
Brian J. Lutes

/s/ Ralph W. Bradshaw *	Chairman of the Board of Directors	August 14, 2026
Ralph W. Bradshaw

/s/ Peter K. Greer*	Director	August 14, 2026
Peter K. Greer

/s/ Marcia E. Malzahn*	Director	August 14, 2026
Marcia E. Malzahn

/s/ Frank J. Maresca*	Director	August 14, 2026
Frank J. Maresca

/s/ Matthew W. Morris*	Director	August 14, 2026
Matthew W. Morris

/s/ Scott B. Rogers*	Director	August 14, 2026
Scott B. Rogers

/s/ Andrew A. Strauss*	Director	August 14, 2026
Andrew A. Strauss

*By:	/s/ Joshua G. Bradshaw
Joshua G. Bradshaw
Power of Attorney

INDEX TO EXHIBITS

Exhibit No.	Description
2(s)	Filing Fee Table
2(t)	Powers of Attorney for Ralph W. Bradshaw, Peter K. Greer, Marcia E. Malzahn, Frank J. Maresca, Matthew W. Morris, Scott B. Rogers, and Andrew A. Strauss